SECURITY SMALL CAP GROWTH FUND
ONE SECURITY BENEFIT PLACE
TOPEKA, KANSAS 66636-0001


                         SUPPLEMENT DATED MAY 1, 2006,
                      TO PROSPECTUS DATED FEBRUARY 1, 2006


THE PROSPECTUS IS UPDATED BY DELETING THE FIRST PARAGRAPH OF THE SUB-SECTION ENTITLED "PRINCIPAL INVESTMENT STRATEGIES" UNDER THE SECURITY SMALL CAP GROWTH FUND SECTION, AND REPLACING IT WITH THE FOLLOWING:

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PRINCIPAL INVESTMENT STRATEGIES
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The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies whose market capitalizations are similar to those of companies included in the Russell 2000 Index, which ranged from $26 million to $4.4 billion as of December 31, 2005, primarily investing in those companies that, in the opinion of the Fund's sub-adviser, RS Investment Management, L.P. ("RS Investments"), have the potential for long-term capital growth. Equity securities include common and preferred stocks, and warrants and securities convertible into common or preferred stocks.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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SECURITY LARGE CAP VALUE FUND

SECURITY EQUITY FUND(R)
   o   EQUITY SERIES
   o   ALPHA OPPORTUNITY SERIES
   o   GLOBAL SERIES
   o   SOCIAL AWARENESS SERIES
   o   MID CAP VALUE SERIES
   o   SMALL CAP GROWTH SERIES
   o   ENHANCED INDEX SERIES
   o   SELECT 25 SERIES
   o   LARGE CAP GROWTH SERIES

SECURITY MID CAP GROWTH FUND
One Security Benefit Place, Topeka, Kansas 66636-0001
(785) 438-3000
(800) 888-2461




This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus dated February 1, 2006, as it may be supplemented from time to time. A prospectus may be obtained by writing Security Distributors, Inc., One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling (785) 438-3000 or (800) 888-2461. The Funds' financial statements included in the Funds' September 30, 2005 Annual Report are incorporated herein by reference. A copy of the Funds' Annual Report is available, without charge, by calling the phone numbers listed above.





STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 2006 AS SUPPLEMENTED MAY 1, 2006
RELATING TO THE PROSPECTUS DATED FEBRUARY 1, 2006,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
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INVESTMENT MANAGER
Security Management Company, LLC
One Security Benefit Place
Topeka, Kansas 66636-0001

UNDERWRITER
Security Distributors, Inc.
One Security Benefit Place
Topeka, Kansas 66636-0001

CUSTODIANS
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

State Street Bank and Trust Company
225 Franklin
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Kansas City Place
1200 Main Street
Kansas City, Missouri 64105-2143

                                TABLE OF CONTENTS
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GENERAL INFORMATION........................................................   3

INVESTMENT METHODS AND RISK FACTORS........................................   3
   Shares of Other Investment Companies....................................   3
   Repurchase Agreements...................................................   3
   Reverse Repurchase Agreements...........................................   4
   When Issued and Forward Commitment Securities...........................   4
   American Depositary Receipts............................................   5
   Restricted Securities...................................................   5
   Real Estate Securities..................................................   5
   Zero Coupon Securities..................................................   6
   Foreign Investment Risks................................................   6
   Brady Bonds.............................................................   6
   Emerging Countries......................................................   7
   Political and Economic Risks............................................   7
   Religious and Ethnic Instability........................................   7
   Foreign Investment Restrictions.........................................   7
   Non-Uniform Corporate Disclosure Standards and Governmental Regulation..   7
   Adverse Market Characteristics..........................................   8
   Non-U.S. Withholding Taxes..............................................   8
   Currency Risk...........................................................   8
   Put and Call Options....................................................   8
   Trading in Futures......................................................  13
   Short Sales.............................................................  18
   Swaps, Caps, Floors and Collars.........................................  19
   Spread Transactions.....................................................  20
   Hybrid Instruments......................................................  20
   Lending of Portfolio Securities.........................................  20
   Leverage................................................................  20
   Short-Term Instruments..................................................  21
   U.S. Government Obligations.............................................  21

INVESTMENT RESTRICTIONS....................................................  21
   Fundamental Policies....................................................  21
   Operating Policies......................................................  22

DISCLOSURE OF PORTFOLIO HOLDINGS...........................................  23

DIRECTORS AND OFFICERS.....................................................  24

COMMITTEES.................................................................  25
   Audit Committee.........................................................  25
   Nominating Committee....................................................  25

REMUNERATION OF DIRECTORS AND OTHERS.......................................  26

PRINCIPAL HOLDERS OF SECURITIES............................................  26

DIRECTORS' OWNERSHIP OF SECURITIES.........................................  28

HOW TO PURCHASE SHARES.....................................................  30
   Alternative Purchase Options............................................  30
   Class A Shares..........................................................  31
   Class B Shares..........................................................  31
   Class C Shares..........................................................  32
   Distribution Plans......................................................  32
   Rule 12b-1 Plan Expenses................................................  33
   Calculation and Waiver of Contingent Deferred Sales Charges.............  33
   Arrangements With Broker-Dealers and Others.............................  34
   Other Distribution or Service Arrangements..............................  34
   Purchases at Net Asset Value............................................  36
   Purchases for Employer Sponsored Retirement Plans.......................  37

SYSTEMATIC WITHDRAWAL PROGRAM..............................................  37

INVESTMENT MANAGEMENT......................................................  38
   Investment Management Agreement.........................................  38

SUB-ADVISERS...............................................................  41

CODE OF ETHICS.............................................................  43

PROXY VOTING...............................................................  49

DISTRIBUTOR................................................................  52

ALLOCATION OF PORTFOLIO BROKERAGE..........................................  53

HOW NET ASSET VALUE IS DETERMINED..........................................  55

HOW TO REDEEM SHARES.......................................................  55
   Telephone Redemptions...................................................  56
   Redemption/Exchange Charge - Global Fund................................  57

HOW TO EXCHANGE SHARES.....................................................  57
   Exchange by Telephone...................................................  57

DIVIDENDS AND TAXES........................................................  58
   Tax Considerations......................................................  58
   Backup Withholding......................................................  60
   Passive Foreign Investment Companies....................................  60
   Options, Futures and Forward Contracts and Swap Agreements..............  61
   Market Discount.........................................................  61
   Original Issue Discount.................................................  62
   Constructive Sales......................................................  62
   Foreign Taxation........................................................  62
   Foreign Currency Transactions...........................................  62
   Redemption Charge.......................................................  62
   New Tax Legislation.....................................................  62
   Other Taxes.............................................................  63

ORGANIZATION...............................................................  63

CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT.......................  63

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................  64

PERFORMANCE INFORMATION....................................................  64

FINANCIAL STATEMENTS.......................................................  65

APPENDIX A.................................................................  66


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GENERAL INFORMATION

Security Large Cap Value Fund, Security Equity Fund and Security Mid Cap Growth Fund were organized as Kansas corporations on February 2, 1944, November 27, 1961 and April 20, 1965, respectively. The names of Security Large Cap Value Fund (formerly Security Growth and Income Fund) and Security Mid Cap Growth Fund (formerly Security Ultra Fund) were changed effective October 1, 2002. The Funds are registered with the Securities and Exchange Commission ("SEC") as investment companies. Such registration does not involve supervision by the SEC of the management or policies of the Funds. The Funds are open-end investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value ("NAV") thereof. (See "How to Redeem Shares.")

Each of Security Large Cap Value Fund ("Large Cap Value Fund"), the Equity Series ("Equity Fund"), Alpha Opportunity Series ("Alpha Opportunity Fund"), Global Series ("Global Fund"), Social Awareness Series ("Social Awareness Fund"), Mid Cap Value Series ("Mid Cap Value Fund"), Small Cap Growth Series ("Small Cap Growth Fund"), Enhanced Index Series ("Enhanced Index Fund"), Select 25 Series ("Select 25 Fund(R)") and Large Cap Growth Series ("Large Cap Growth Fund") of Security Equity Fund, and Security Mid Cap Growth Fund ("Mid Cap Growth Fund") (collectively, the "Funds") has its own investment objective and policies. Professional investment advice is provided to each Fund by Security Management Company, LLC (the "Investment Manager"). While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by the Board of Directors without the approval of shareholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under "Investment Restrictions." An investment in one of the Funds does not constitute a complete investment program.

INVESTMENT METHODS AND RISK FACTORS

The Fund's principal investment strategies and the risks associated with the same are described in the "Principal Risks" and "Investment Policies and Management Practices" sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be "principal" investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Fund's prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Fund.

Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Principal Risks" and "Investment Policies and Management Practices" sections of the applicable prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

SHARES OF OTHER INVESTMENT COMPANIES -- Each of the Funds may invest in shares of other investment companies or investment vehicles. Investment in the shares of other investment companies or investment vehicles has the effect of requiring shareholders to pay the operating expenses (including, for example, investment advisory and other management fees) of two mutual funds. The Fund's investment in the securities of other investment companies or investment vehicles will be limited so that, as determined after a purchase is made, (1) not more than 3% of the total outstanding voting stock of any one investment company or investment vehicle will be owned by the Fund, (2) not more than 5% of the value of the total assets of the Fund will be invested in the securities of any one investment company, and (3) not more than 10% of the value of the total assets of the Fund will be invested in the securities of such other investment companies.

REPURCHASE AGREEMENTS -- Each of the Funds may utilize repurchase agreements on an overnight basis and in the case of Global, Small Cap Growth and Enhanced Index Funds may enter into repurchase agreements with longer maturities. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Each of the Funds may enter into repurchase agreements with respect to any portfolio securities that it may acquire consistent with its investment policies and restrictions. The Funds may enter into repurchase agreements to meet anticipated redemptions or pending investment or

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reinvestment of Fund assets in portfolio securities. The Board of Directors of each Fund has delegated certain responsibilities in connection with repurchase agreements to the Investment Manager or Sub-Adviser. Those responsibilities include monitoring and evaluating a Fund's use of repurchase agreements, evaluating the creditworthiness of repurchase agreement counterparties and taking steps that are reasonably designed to ensure that a Fund's repurchase agreements are fully collateralized. Repurchase agreements subject the Funds to the risks that (i) they may not be able to liquidate the securities immediately upon the insolvency of the other party, or (ii) that amounts received in closing out a repurchase transaction might be deemed voidable preferences upon the bankruptcy of the other party.

It is the Global Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Global Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Global Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by Global Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Global Fund will be subject to risks associated with changes in market value of the collateral securities. The Global Fund may enter into repurchase agreements only with (a) securities dealers that have a total capitalization of at least $40,000,000 and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks that have at least $1,000,000,000 in assets and a net worth of at last $100,000,000 as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Global Fund with any broker shall not exceed 15% of the total assets of the fund or $5,000,000, whichever is greater. The Global Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and other illiquid investments would exceed 15% of the net assets of the Fund. The operating expenses of Global Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.

REVERSE REPURCHASE AGREEMENTS -- Certain Funds may also invest in reverse repurchase agreement transactions which involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will segregate cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended ("1940 Act"). Reverse repurchase agreements, together with other permitted borrowings from banks, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

WHEN ISSUED AND FORWARD COMMITMENT SECURITIES -- Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when issued or forward commitment securities and will mark the segregated assets to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

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AMERICAN DEPOSITARY RECEIPTS -- Each of the Funds may purchase ADRs which are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

RESTRICTED SECURITIES -- Each Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers, Inc. (NASD) Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager or relevant Sub-Adviser. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager or relevant Sub-Adviser will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager or relevant Sub-Adviser may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

REAL ESTATE SECURITIES -- Certain Funds may invest in equity securities of REITs and other real estate industry companies or companies with substantial real estate investments and therefore, such Funds may be subject to certain risks associated with direct ownership

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of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs has the effect of requiring shareholders to pay the operating expenses of both the Fund and the REIT.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code"). Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

ZERO COUPON SECURITIES -- Certain Funds may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. These Funds also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

FOREIGN INVESTMENT RISKS -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

BRADY BONDS -- Certain Funds may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar)

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and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

Some Funds invest only in collateralized Brady Bonds denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

EMERGING COUNTRIES -- Certain Funds may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

POLITICAL AND ECONOMIC RISKS -- Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

An investment in the Fund is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

RELIGIOUS AND ETHNIC INSTABILITY -- Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

FOREIGN INVESTMENT RESTRICTIONS -- Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION -- Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had

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such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Such securities will not be registered with the SEC or in some cases regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of such securities held by Funds that invest in foreign securities than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager or the applicable Sub-Adviser will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS -- Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager or relevant Sub-Adviser will consider such difficulties when determining the allocation of the Fund's assets.

NON-U.S. WITHHOLDING TAXES -- A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

CURRENCY RISK -- Because certain Funds, under normal circumstances, may invest substantial portions of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Funds value assets daily in terms of U.S. dollars, the Funds do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

PUT AND CALL OPTIONS -- WRITING (SELLING) COVERED CALL OPTIONS. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

Certain Funds may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the opinion of the Investment Manager or relevant Sub-Adviser, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

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The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will segregate with its custodian, for the term of the option, cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Manager or relevant Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the NAV per share of the Fund is computed (close of the NYSE), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING (SELLING) COVERED PUT OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Certain Funds may write American or European style covered put options and purchase options to close out options previously written by the Fund.

Certain Funds may write put options on a covered basis, which means that the Fund would either (i) segregate cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding; (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option; or (iii) purchase an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Investment Manager or relevant Sub-Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security

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or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

PREMIUM RECEIVED FROM WRITING CALL OR PUT OPTIONS. A Fund will receive a premium from writing a put or call option, which increases such Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

PURCHASING CALL OPTIONS. Certain Funds may purchase American or European call options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return.

Call options may also be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

As an operating policy, the Funds will purchase a put or call option only if after such purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price

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could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

PURCHASING PUT OPTIONS. Certain Funds may purchase put options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

A Fund may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

DEALER OPTIONS. Certain Funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

CERTAIN RISK FACTORS IN WRITING CALL OPTIONS AND IN PURCHASING CALL AND PUT OPTIONS. During the option period, a Fund, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, can close out its position by effecting a closing transaction. If the Fund is unable to effect a closing purchase transaction, it cannot sell the underlying

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security until the option expires or the option is exercised. Accordingly, the Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions.

Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Fund will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of the Investment Manager or relevant Sub-Adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

Price movements in Fund securities will not correlate perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Fund's securities does not. If this occurred, a Fund would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Fund will be required to liquidate securities in order to satisfy the exercise.

When a Fund has written a call on an index, there is also the risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities. As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its securities in order to make

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settlement in cash, and the price of such securities might decline before they could be sold.

If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

TRADING IN FUTURES -- Certain Funds may enter into futures contracts, including stock and bond index, interest rate and currency futures ("futures" or "futures contracts"). A futures contract provides for the future sale by one party and purchase by another party of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

An example of a stock index futures contract follows. The Standard & Poor's 500 Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the NYSE. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $950, one contract would be worth $237,500 (250 units x $950). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $950 and the S&P 500 Index is at $954 on that future date, the Fund will gain $1,000 (250 units x gain of $4). If the Fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $950 and the S&P 500 Index is at $952 on that future date, the Fund will lose $500 (250 units x loss of $2).

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant (or, in some cases, may be held on deposit directly with the futures commission merchant) in order to initiate futures trading and to maintain the Fund's open position in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale,

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respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or series of mutual funds for which the Investment Manager or relevant Sub-Adviser serves as adviser or sub-adviser, respectively. Such aggregated orders would be allocated among the Fund and such other mutual funds or series of mutual funds in a fair and non-discriminatory manner.

A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated futures contracts. A public market exists in futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the NYSE Composite Index.

Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Investment Manager or relevant Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the NYSE Composite Stock Index and the Value Line Composite Stock Index. The Fund may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Fund's securities.

Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

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CERTAIN RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. There are special risks involved in futures transactions.

VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

Futures contracts may be closed out ONLY on the exchange or board of trade where the contracts were initially traded. For example, stock index futures contracts can currently be purchased or sold with respect to the S&P 500 Index on the Chicago Mercantile Exchange, the NYSE Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, the Fund would continue to hold securities subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures and movements in the prices of the underlying instruments which are the subject of the hedge. The Investment Manager or relevant Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Investment Manager's or relevant Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance

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and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Investment Manager believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close future contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Manager or relevant Sub-Adviser might not result in a successful hedging transaction over a very short time period.

CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS. The Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

REGULATORY LIMITATIONS. The Funds will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes.

The Funds intend to conduct their operations in compliance with CFTC Rule 4.5 under the Commodity Exchange Act ("CEA") in order to avoid regulation by the CFTC as a commodity pool. Pursuant to CFTC Rule 4.5, the Funds are not subject to regulation as commodity pools so long as they are investment companies registered under the 1940 Act. The Investment Manager has claimed an exclusion from the definition of a commodity pool operator ("CPO") and therefore is not subject to CPO registration and regulation under the CEA.

To the extent necessary to comply with applicable regulations, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account on the books of the Fund or with the Fund's custodian to cover the position, or alternative cover will be employed.

In addition, CFTC regulations may impose limitations on the Funds' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other

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regulatory authorities adopt different (including less stringent) or additional restrictions, the Funds would comply with such new restrictions.

FORWARD CURRENCY CONTRACTS AND RELATED OPTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the Contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Depending on the investment policies and restrictions applicable to a Fund, a Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Investment Manager or relevant Sub-Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Funds, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward contract on such securities) provided the excess amount is "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Manager and relevant Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Fund may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

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If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Funds dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or relevant Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. As noted above, a currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

SHORT SALES -- The Funds may make short sales "against the box," in which a Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of a Fund's net assets be in deposits on short sales against the box. If a Fund makes a short sale, the Fund does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a "short position" in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.

Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

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A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act unless the sale is "against the box" and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated or unless a Fund's obligation to deliver the securities sold short is "covered" by segregating with the Custodian cash, U.S. Government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. Government securities or other liquid assets deposited with the broker and segregated with the Custodian may not at any time be less than the market value of the securities sold short. Each Fund will comply with these requirements.

SWAPS, CAPS, FLOORS AND COLLARS -- Certain Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party to the agreement (the "net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Investment Manager or relevant Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit a Fund' ability to use swap agreements. The swaps market is largely unregulated.

The Funds will enter swap agreements only with counterparties that the Investment Manager or relevant Sub-Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may

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be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

SPREAD TRANSACTIONS -- Certain Funds may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Funds in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

HYBRID INSTRUMENTS -- Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement of Additional Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the Hybrid Instrument, the creditworthiness of the contract party to the transaction would be a risk factor which the Fund would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

LENDING OF PORTFOLIO SECURITIES -- For the purpose of realizing additional income, the Funds may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager or relevant Sub-Adviser to be of good standing and will not be made unless, in the judgment of the Investment Manager or relevant Sub-Adviser, the consideration to be earned from such loans would justify the risk.

LEVERAGE -- Certain Funds may use leverage. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund's investments will be borne entirely by the Fund's shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged. Leveraging will create interest expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

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SHORT-TERM INSTRUMENTS -- When the Funds experience large cash inflows through the sale of securities and desirable equity securities that are consistent with the Funds' investment objective are unavailable in sufficient quantities or at attractive prices, the Funds may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of: (i) short-term obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Investment Manager or relevant Sub-Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Funds invest in commercial paper, bank obligations, or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Manager or relevant Sub-Adviser.

U.S. GOVERNMENT OBLIGATIONS -- The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Services, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

INVESTMENT RESTRICTIONS

Each of the Funds operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of
(i) 67% or more of the Funds' shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors without shareholder approval. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with a Fund's securities lending activities.

FUNDAMENTAL POLICIES -- The fundamental policies of the Funds are:

1. PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER Not to invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies and instrumentalities); provided that this limitation applies only with respect to 75% of the Fund's total assets. (This fundamental policy number one does not apply to the Large Cap Growth Fund or Select 25 Fund.)

2. PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUER Not to purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities). (This fundamental policy number two does not apply to the Large Cap Growth Fund or Select 25 Fund.)

3. UNDERWRITING Not to act as underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.

4. INDUSTRY CONCENTRATION Not to invest in an amount equal to 25% or more of the Fund's total assets in a particular industry (other than securities of the U.S. Government, its agencies or instrumentalities); provided however, that this fundamental policy number four does not apply to the Large Cap Growth Fund which is permitted to invest more than 25% of its total assets in a particular industry or group of industries.

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------

5. REAL ESTATE Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

6. COMMODITIES Not to purchase or sell physical commodities, except that a Fund may enter into futures contracts and options thereon.

7. LOANS Not to lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties, except, (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objectives and policies, or
      (ii) by engaging in repurchase agreements with respect to portfolio securities.

8. BORROWING Not to borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

9. SENIOR SECURITIES Not to issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. (A "senior security" generally is an obligation of the Fund that has a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders.)

For the purposes of fundamental policies two and four above, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Further, in the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If an industrial development bond or government issued security is guaranteed by a governmental or other entity, such guarantee would be considered a separate security issued by the guarantor. For the purpose of fundamental policy four, industries are determined by reference to the classifications of industries set forth in the Funds' semiannual and annual reports. For the purpose of fundamental policy eight, if at any time the amount of total Fund assets less all liabilities and indebtedness (but not including the Fund's borrowings) ("asset coverage") is less than an amount equal to 300% of any such borrowings, the Fund will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.

OPERATING POLICIES -- The operating policies of the Funds are:

1. LOANS The Funds may not lend assets other than securities to other parties. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

2. BORROWING The Funds may not borrow money or securities for any purposes except that borrowing up to 10% of the Fund's total assets from commercial banks is permitted for emergency or temporary purposes. For Alpha Opportunity Fund, it does not anticipate that it will borrow for the purpose of investing in securities, but may borrow up to 5% of the Fund's total assets from commercial banks for emergency or temporary purposes.

3. OPTIONS The Funds may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by a Fund will not exceed 5% of the Fund's total assets. The Funds may write only covered put and call options.

4. OIL AND GAS PROGRAMS The Funds may not invest in oil, gas, or mineral leases or other mineral exploration, or development of programs.

5. INVESTMENT COMPANIES Except in connection with a merger, consolidation, acquisition, or reorganization, the Funds may not invest in securities of other investment companies, except in compliance with the 1940 Act.

6. CONTROL OF PORTFOLIO COMPANIES The Funds may not invest in companies for the purpose of exercising management or control.

7. SHORT SALES The Funds, except Large Cap Value Fund and Alpha Opportunity Fund, may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

8. MARGINS The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------

      contracts and options on futures contracts shall not constitute purchasing securities on margin.

9. LIQUIDITY The Funds may invest up to 15% of their net assets in illiquid securities which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund was valuing the security.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about their portfolio holdings. The Funds' service providers, to which the Funds may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of any Fund may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with this policy.

A Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Fund's completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.

The Funds publish a complete list of their month-end portfolio holdings on its website at www.securitybenefit.com generally within one to two days after the end of each calendar month. Such information will remain online for 4 months. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Funds. A Fund may then forward the information to investors, consultants and others at their request.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper , and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may distribute (or authorize its service providers to distribute) the Funds' securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (i) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Funds (or any other fund that invests in one of the Funds) before the portfolio holdings become public information; and
(ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

Neither the Funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the Funds' chief compliance officer ("CCO") believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the respective Fund (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The CCO may authorize disclosure of the Funds' securities holdings and, in addition to the Board, may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board any violations of the Funds' policies and procedures on disclosure of portfolio holdings.

Any disclosure of the Funds' securities holdings must serve a legitimate business purpose of the Funds and must be in the best interest of the Funds' shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Funds and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Funds, their shareholders, and any third party are resolved prior to disclosure. The Funds reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds' policy and any applicable confidentiality agreement. Neither the Funds nor the Investment Manager receive any compensation or other consideration in connection with these arrangements.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------

As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Funds' Board of Directors on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Funds will promptly terminate the disclosure arrangement.

DIRECTORS AND OFFICERS

The Board of Directors of the Funds is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Directors review contractual arrangements with companies that provide services to the Funds and review the Funds performance. The directors and officers of the Funds and their principal occupations for at least the last five years are as follows.

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                              POSITION(S)     TERM OF OFFICE                                     FUND COMPLEX          OTHER
                               HELD WITH      AND LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY      DIRECTORSHIPS
  NAME, ADDRESS AND AGE        THE FUNDS      TIME SERVED 1        DURING THE PAST 5 YEARS         DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.            Director        Since 1994      Business broker, Griffith &           34
One Security Benefit Place                                      Blair Realtors.
Topeka, KS 66636-0001
(DOB 12/14/46)
------------------------------------------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.             Director        Since 2004      Chairman, CEO, Secretary &            34
One Security Benefit Place                                      Director, The Martin Tractor
Topeka, KS66636-0001                                            Company, Inc.;
(DOB 05/11/39)
------------------------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin                Director        Since 1993      Partner, Vivian's Gift Shop           34
One Security Benefit Place                                      (Corporate Retail); Vice
Topeka, KS 66636-0001                                           President, Palmer Companies,
(DOB 8/20/39)                                                   Inc. (Small Business and
                                                                Shopping Center Development),
                                                                PLB (Real Estate Equipment
                                                                Leasing), and Town Crier
                                                                (Retail). Prior to 1999, Vice
                                                                President and Treasurer,
                                                                Palmer News, Inc.; Vice
                                                                President, M/S News, Inc. and
                                                                Secretary, Kansas City
                                                                Periodicals. Prior to 2002,
                                                                Vice President, Bellaire
                                                                Shopping Center (Managing and
                                                                Leasing); Partner, Goodwin
                                                                Enterprises (Retail).
------------------------------------------------------------------------------------------------------------------------------------
Maynard. F. Oliverius           Director        Since 1998      President and Chief Executive         34
One Security Benefit Place                                      Officer, Stormont-Vail
Topeka, KS 66636-0001                                           HealthCare.
(DOB 12/18/43)
------------------------------------------------------------------------------------------------------------------------------------
Jerry B. Farley                 Director        Since 2005      President, Washburn                   34
One Security Benefit Place                                      University
Topeka, KS 66636-0001
(DOB 09/20/1946)
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE
"INTERESTED PERSONS" 2
------------------------------------------------------------------------------------------------------------------------------------
John D. Cleland               Chairman of       Since 1991      Retired. Prior to January 1,          34
One Security Benefit Place     the Board       (Director)/      2003, Senior Vice President
Topeka, KS 66636-0001         and Director      Since 2000      Security Benefit Group, Inc.
(DOB 5/1/36)                                    (Chairman)      and Security Benefit Life
                                                                Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
Michael G. Odlum               President        Since 2004      President and Managing Member         34
One Security Benefit Place    and Director     (Director)/      Representative, Security
Topeka, KS 66636-0001                           Since 2004      Management Company, LLC;
(DOB 1/12/52)                                  (President)      Senior Vice President and
                                                                Chief Investment Officer
                                                                Security Benefit Life
                                                                Insurance Company, Director,
                                                                Security Distributors, Inc.;
                                                                Director, Vice President and
                                                                Chief Investment Officer,
                                                                First Security Benefit Life
                                                                Insurance and Annuity Company
                                                                of New York
------------------------------------------------------------------------------------------------------------------------------------

1 Directors serve until the next annual meeting or their successors are duly elected and qualified.

2 These directors are deemed to be "interested persons" of the Funds under the 1940 Act, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------

                                          POSITION(S)     TERM OF OFFICE
                                         HELD WITH THE    AND LENGTH OF
        NAME, ADDRESS AND AGE                FUNDS        TIME SERVED 1        PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Bowser (DOB 2/11/60)          Vice President      Since 2003     Vice President and Senior Portfolio Manager, Security
One Security Benefit Place                                                 Management Company, LLC; Vice President and Senior
Topeka, KS 66636-0001                                                      Portfolio Manager Security Benefit Life Insurance
                                                                           Company.
------------------------------------------------------------------------------------------------------------------------------------
Brenda M. Harwood (DOB 11/3/63)            Treasurer        Since 1988     Assistant Vice President and Treasurer, Security
One Security Benefit Place                                                 Management Company, LLC; Assistant Vice President
Topeka, KS 66636-0001                                                      Security Benefit Life Insurance Company; Vice President
                                                                           and Director, Security Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Christina Fletcher (DOB 07/25/72)       Vice President      Since 2005     Portfolio Manager, Security Management Company, LLC
One Security Benefit Place                                                 Credit Analyst/Portfolio Manager, Horizon Cash
Topeka, KS 66636-0001                                                      Management Senior Money Market Trader, Scudder
                                                                           Investments
------------------------------------------------------------------------------------------------------------------------------------
Richard J. King (DOB 03/01/59)          Vice President      Since 2005     Vice President and Head of Fixed Income Asset
One Security Benefit Place                                                 Management, Security Management Company, LLC Partner,
Topeka, KS  66636-0001                                                     Head of Portfolio Management, INVESCO
------------------------------------------------------------------------------------------------------------------------------------
Mark Lamb (DOB 2/3/60)                  Vice President      Since 2003     Vice President, Security Management Company, LLC and
One Security Benefit Place                                                 Security Benefit Life Insurance Company.
Topeka, KS 66636-0001
------------------------------------------------------------------------------------------------------------------------------------
Amy J. Lee (DOB 6/5/61)                    Secretary        Since 1987     Secretary, Security Management Company, LLC and Security
One Security Benefit Place                                                 Distributors, Inc.; Vice President, Associate General
Topeka, KS 66636-0001                                                      Counsel and Assistant Secretary Security Benefit Life
                                                                           Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
Mark Mitchell (DOB 8/24/64)             Vice President      Since 2003     Vice President and Portfolio Manager, Security
One Security Benefit Place                                                 Management Company, LLC.
Topeka, KS 66636-0001
------------------------------------------------------------------------------------------------------------------------------------
Christopher Phalen (DOB 11/09/70)       Vice President      Since 2005     Vice President & Portfolio Manager, Security Management
One Security Benefit Place                                                 Company, LLC; Assistant Vice President, Security
Topeka, KS 66636-0001                                                      Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
James P. Schier (DOB 12/28/57)          Vice President      Since 1998     Vice President and Senior Portfolio Manager, Security
One Security Benefit Place                                                 Management Company, LLC; Vice President, Security
Topeka, KS 66636-0001                                                      Benefit Life Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
Cindy L. Shields (DOB 6/5/67)           Vice President      Since 1988     Vice President - Head of Equity Asset Management,
One Security Benefit Place                                                 Security Management Company, LLC and Security Benefit
Topeka, KS 66636-0001                                                      Life Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
Christopher D. Swickard (DOB 10/9/65)      Assistant        Since 1996     Assistant Secretary, Security Management Company, LLC;
One Security Benefit Place                 Secretary                       Second Vice President and Assistant General Counsel,
Topeka, KS 66636-0001                                                      Security Benefit Life Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
David G. Toussaint (DOB 10-10-66)       Vice President      Since 2005     Assistant Vice President & Portfolio Manager, Security
One Security Benefit Place                                                 management Company, LLC; Assistant Vice President,
Topeka, KS 66636-0001                                                      Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------

1 Officers serve until the next annual meeting or their successors are duly elected and qualified.

The directors and officers of the Funds hold identical offices in each of the other Funds managed by the Investment Manager. Ms. Lee serves as Secretary and Chief Compliance Officer for the Funds' distributor, Security Distributors, Inc., Mr. Odlum serves as Director, and Ms. Harwood serves as Director and Vice President of the Distributor.

COMMITTEES

AUDIT COMMITTEE -- The Board of Directors has an Audit Committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by the Investment Manager of the accounting functions for the Funds. The Audit Committee currently consists of the following independent directors: Messrs. Chubb, Craig and Oliverius and Ms. Lumpkin. The Audit Committee held two meetings during the fiscal year ended September 30, 2005.

NOMINATING COMMITTEE -- The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. Specific qualifications of candidates for Board membership will be based on the

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------

needs of the Board at the time of nomination. The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Funds' Secretary. Any such shareholder nomination should include, at a minimum, the following information as to each individual proposed for nominations as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations. The Nominating Committee consists of the Funds' Independent Directors. During the calendar year ended December 31, 2005, the Nominating Committee held two meetings.

REMUNERATION OF DIRECTORS AND OTHERS

The Funds' directors, except those directors who are "interested persons" of the Funds, receive from the Security Funds Complex an annual retainer of $30,000 and a fee of $4,500 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $3,000 per meeting and reasonable travel costs for each meeting of the Funds' audit committee attended. The Funds pay their respective share of independent directors' fees, audit committee fees and travel costs based on relative net assets.

The Investment Manager compensates its officers and directors who may also serve as officers or directors of the Funds. The Funds do not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Funds. The aggregate compensation paid by the Funds to each of the independent directors during the fiscal year ended September 30, 2005, and the aggregate compensation paid to each of the directors during the fiscal year 2005 by all seven of the registered investment companies to which the Investment Manager provides investment advisory services (collectively, the "Security Fund Complex"), are set forth below. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

                                AGGREGATE COMPENSATION
                        --------------------------------------
                         SECURITY                   SECURITY     ESTIMATED ANNUAL    TOTAL COMPENSATION FROM
NAMES OF INDEPENDENT    LARGE CAP     SECURITY       MID CAP      BENEFITS UPON     THE SECURITY FUND COMPLEX,
DIRECTORS OF THE FUND   VALUE FUND   EQUITY FUND   GROWTH FUND      RETIREMENT         INCLUDING THE FUNDS
----------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.     $6,240        $6,240        $6,240            $0                    $78,625
----------------------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.       6,240         6,240         6,240             0                     78,625
----------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin          6,240         6,240         6,240             0                     78,625
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Maynard Oliverius         6,240         6,240         6,240             0                     78,625
----------------------------------------------------------------------------------------------------------------
Jerry B. Farley 1             0             0             0             0                          0
----------------------------------------------------------------------------------------------------------------

1  Jerry B. Farley was elected as a Director in November 2005.


                                AGGREGATE COMPENSATION
                        --------------------------------------
 NAMES OF DIRECTORS      SECURITY                   SECURITY     ESTIMATED ANNUAL    TOTAL COMPENSATION FROM
 WHO ARE "INTERESTED    LARGE CAP     SECURITY       MID CAP      BENEFITS UPON     THE SECURITY FUND COMPLEX,
PERSONS" OF THE FUND    VALUE FUND   EQUITY FUND   GROWTH FUND      RETIREMENT         INCLUDING THE FUNDS
----------------------------------------------------------------------------------------------------------------
John D. Cleland             $0           $0            $0               $0                      $0
----------------------------------------------------------------------------------------------------------------
Michael G. Odlum             0            0             0                0                       0

PRINCIPAL HOLDERS OF SECURITIES

On December 31, 2005, the Funds' officers and directors (as a group) beneficially owned less than one percent of the total outstanding Class A shares of Large Cap Value Fund, Equity Fund, Enhanced Index Fund, Global Fund, Mid Cap Growth Fund, Large Cap Growth Fund, Social Awareness Fund, Mid Cap Value Fund and

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------

Small Cap Growth Fund. On December 31, 2005, the officers and directors of Security Equity Fund (as a group) beneficially owned approximately 1.23% of the total outstanding Class A shares of the Select 25 Fund and 4.28% of the total outstanding Class A shares of the Alpha Opportunity Fund.

As of December 31, 2005, Security Benefit Life Insurance Company ("SBL"), One Security Benefit Place, Topeka, Kansas, 66636-0001, owned, of record and beneficially, 26.17% of the voting securities of Large Cap Growth Fund (13.44% of the total outstanding Class A shares and 36.48% of the total outstanding Class B shares and 28.59% of the total outstanding Class C shares). SBL's percentage ownership of Large Cap Growth Fund may permit SBL to effectively control the outcome of any matters submitted to a vote of shareholders of the Fund. SBL is a stock life insurance company and is incorporated under the laws of Kansas. SBL is ultimately controlled by Security Benefit Mutual Holding Company, One Security Benefit Place, Topeka, Kansas, 66636-0001, a mutual holding company organized under the laws of Kansas.

As of December 31, 2005, Security Benefit Corporation ("SBC"), One Security Benefit Place, Topeka, Kansas, 66636-0001, owned, of record and beneficially, 42.32% of the voting securities of Alpha Opportunity Fund (21.25% of the total outstanding Class A shares and 55.85% of the total outstanding Class B shares and 48.86% of the total outstanding Class C shares). SBC's percentage ownership of Alpha Opportunity Fund may permit SBC to effectively control the outcome of any matters submitted to a vote of shareholders of the Fund. SBC is incorporated under the laws of Kansas. SBC is ultimately controlled by Security Benefit Mutual Holding Company, One Security Benefit Place, Topeka, Kansas, 66636-0001, a mutual holding company organized under the laws of Kansas.

As of December 31, 2005, the following entities owned, of record and beneficially unless otherwise indicated, 5% or more of a class of a Fund's outstanding securities:

                                           CLASS    PERCENTAGE
NAME OF SHAREHOLDER       FUND OWNED       OWNED      OWNED
----------------------------------------------------------------
                      Alpha Opportunity   Class A     21.25%
Security Benefit      -----------------------------------------
Corporation           Alpha Opportunity   Class B     55.85%
                      -----------------------------------------
                      Alpha Opportunity   Class C     48.86%
----------------------------------------------------------------
                       Large Cap Growth   Class A     13.44%
Security Benefit      -----------------------------------------
Life Insurance         Large Cap Growth   Class B     36.48%
Company               -----------------------------------------
                       Large Cap Growth   Class C     28.59%
----------------------------------------------------------------
                            Global        Class A     23.82%
UMB Bank NA,          -----------------------------------------
Custodian               Mid Cap Growth    Class A     22.75%
(of record only)      -----------------------------------------
                        Mid Cap Value     Class A     7.01%
----------------------------------------------------------------
James and Carol         Enhanced Index    Class B     11.17%
Sherman
----------------------------------------------------------------
First Clearing, LLC
f/b/o Sheryl A.           Select 25       Class C     6.66%
Lemesany
----------------------------------------------------------------
Dean Witter f/b/o
Marilyn MacDougall,    Social Awareness   Class C     8.87%
Trustee
----------------------------------------------------------------
U-Crest Music          Large Cap Growth   Class C     9.07%
Center Retirement

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------

DIRECTORS' OWNERSHIP OF SECURITIES

As of December 31, 2005, the Directors of the Funds beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below:

---------------------------------------------------------------------------------------------------------------------
                                                                                            AGGREGATE DOLLAR RANGE
                                                                                          OF EQUITY SECURITIES IN ALL
                                                                                             REGISTERED INVESTMENT
                                                                       DOLLAR RANGE OF       COMPANIES OVERSEEN BY
                                                                      EQUITY SECURITIES      DIRECTOR IN FAMILY OF
   NAME OF DIRECTOR                    NAME OF FUND                        IN FUND           INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.   Security Large Cap Value Fund                     $1-$10,000              over $100,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Equity Series             $10,001-$50,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Alpha Opportunity Fund         None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Global Fund               $10,001-$50,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Social Awareness Fund          None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Mid Cap Value Fund             None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Small Cap Growth Fund          None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Enhanced Index Fund            None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Select 25 Fund            $10,001-$50,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Large Cap Growth Fund          None
                       ----------------------------------------------------------------------------------------------
                       Security Mid Cap Growth Fund                    $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.    Security Large Cap Value Fund                        None                 over $100,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Equity Series                  None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Alpha Opportunity Fund     over $100,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Global Fund                    None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Social Awareness Fund          None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Mid Cap Value Fund         over $100,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Small Cap Growth Fund          None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Enhanced Index Fund            None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Select 25 Fund                 None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Large Cap Growth Fund          None
                       ----------------------------------------------------------------------------------------------
                       Security Mid Cap Growth Fund                         None
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                            AGGREGATE DOLLAR RANGE
                                                                                          OF EQUITY SECURITIES IN ALL
                                                                                             REGISTERED INVESTMENT
                                                                       DOLLAR RANGE OF       COMPANIES OVERSEEN BY
                                                                      EQUITY SECURITIES      DIRECTOR IN FAMILY OF
   NAME OF DIRECTOR                    NAME OF FUND                        IN FUND           INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin       Security Large Cap Value Fund                     $1-$10,000            $50,001-$100,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Equity Series             $10,001-$50,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Alpha Opportunity Fund         None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Global Fund               $10,001-$50,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Social Awareness Fund          None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Mid Cap Value Fund        $10,001-$50,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Small Cap Growth Fund          None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Enhanced Index Fund            None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Select 25 Fund              $1-$10,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Large Cap Growth Fund          None
                       ----------------------------------------------------------------------------------------------
                       Security Mid Cap Growth Fund                      $1-$10,000
---------------------------------------------------------------------------------------------------------------------
Maynard Oliverius      Security Large Cap Value Fund                        None                 over $100,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Equity Series                  None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Alpha Opportunity Fund     over $100,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Global Fund                    None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Social Awareness Fund          None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Mid Cap Value Fund             None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Small Cap Growth Fund          None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Enhanced Index Fund            None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Select 25 Fund                 None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Large Cap Growth Fund          None
                       ----------------------------------------------------------------------------------------------
                       Security Mid Cap Growth Fund                         None
---------------------------------------------------------------------------------------------------------------------
Jerry B. Farley        Security Large Cap Value Fund                        None                     None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Equity Series                  None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Alpha Opportunity Fund         None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Global Fund                    None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Social Awareness Fund          None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Mid Cap Value Fund             None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Small Cap Growth Fund          None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Enhanced Index Fund            None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Select 25 Fund                 None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Large Cap Growth Fund          None
                       ----------------------------------------------------------------------------------------------
                       Security Mid Cap Growth Fund                         None
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------

The following directors who are "interested persons" of the Funds beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the directors in the dollar ranges set forth below:

---------------------------------------------------------------------------------------------------------------------
                                                                                            AGGREGATE DOLLAR RANGE
                                                                                          OF EQUITY SECURITIES IN ALL
                                                                                             REGISTERED INVESTMENT
                                                                       DOLLAR RANGE OF       COMPANIES OVERSEEN BY
                                                                      EQUITY SECURITIES      DIRECTOR IN FAMILY OF
   NAME OF DIRECTOR                    NAME OF FUND                        IN FUND           INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------
Michael G. Odlum       Security Large Cap Value Fund                  $50,001-$100,000           over $100,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Equity Series               $1-$10,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Alpha Opportunity Fund      $1-$10,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Global Fund                 $1-$10,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Social Awareness Fund     $10,001-$50,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Mid Cap Value Fund         over $100,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Small Cap Growth Fund       $1-$10,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Enhanced Index Fund         $1-$10,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Select 25 Fund             over $100,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Large Cap Growth Fund    $50,001-$100,000
                       ----------------------------------------------------------------------------------------------
                       Security Mid Cap Growth Fund                     over $100,000
---------------------------------------------------------------------------------------------------------------------
John D. Cleland        Security Large Cap Value Fund                   $10,001-$50,000           over $100,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Equity Series            $50,001-$100,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Alpha Opportunity Fund    $10,001-$50,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Global Fund                 $1-$10,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Social Awareness Fund          None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Mid Cap Value Fund         over $100,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Small Cap Growth Fund    $50,001-$100,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Enhanced Index Fund            None
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Select 25 Fund           $50,001-$100,000
                       ----------------------------------------------------------------------------------------------
                       Security Equity Fund, Large Cap Growth Fund          None
                       ----------------------------------------------------------------------------------------------
                       Security Mid Cap Growth Fund                   $50,001-$100,000
                       ----------------------------------------------------------------------------------------------
                       Security Large Cap Value Fund                        None
---------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

Investors may purchase shares of the Funds through authorized broker-dealers who are members of the NASD. The minimum initial investment is $100. The minimum subsequent investment is $100 unless made through an Accumulation Plan which allows for subsequent investments of $20 as described in the prospectus. An application may be obtained from the Investment Manager.

Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by Security Distributors, Inc. (the "Distributor") (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the NYSE and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the NYSE on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares.

ALTERNATIVE PURCHASE OPTIONS -- The Funds offer three classes of shares:

CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------

will be subject to a contingent deferred sales charge of 1% for one year).

CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert to Class A shares at the end of eight years after purchase.

CLASS C SHARES - LEVEL LOAD OPTION. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.

CLASS A SHARES -- Class A shares are offered at NAV plus an initial sales charge as follows:

                                    SALES CHARGE
                      ------------------------------------------
                      PERCENTAGE    PERCENTAGE OF   PERCENTAGE
AMOUNT OF PURCHASE    OF OFFERING    NET AMOUNT     REALLOWABLE
 AT OFFERING PRICE       PRICE        INVESTED      TO DEALERS
----------------------------------------------------------------
Less than $50,000        5.75%          6.10%          5.00%
----------------------------------------------------------------
$50,000 but less         4.75           4.99           4.00
   than $100,000
----------------------------------------------------------------
$100,000 but less        3.75           3.90           3.00
   than $250,000
----------------------------------------------------------------
$250,000 but less        2.75           2.83           2.25
   than $500,000
----------------------------------------------------------------
$500,000 but less        2.00           2.04           1.75
   than $1,000,000
----------------------------------------------------------------
$1,000,000 and over      None           None        (See below)

The Underwriter will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus 0.50% on sales of $5,000,000 or more up to $10,000,000, and 0.10% on any amount of $10,000,000 or more. The Underwriter may also pay a commission of up to 1% to dealers who initiate or are responsible for purchases of $500,000 or more by certain retirement plans as described under "Purchases at Net Asset Value" in the prospectus. Such purchases may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

As discussed in the prospectus, the Funds have adopted a Distribution Plan for their Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes each such Fund to pay an annual fee to the Distributor of 0.25% of the average daily NAV of the Class A shares of such Funds to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee as discussed below (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for the Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

Amounts paid by the Funds are currently used to pay dealers and other firms that make Class A shares available to their customers a service fee for account maintenance and personal service to shareholders. The service fee is payable quarterly in the amount of 0.25%, on an annual basis, of Aggregate Account Value. "Aggregate Account Value" is the average daily NAV of Class A accounts opened after July 31, 1990 that were sold by such dealers and other firms and remain outstanding on the books of the Funds. (Service fees are paid only on Aggregate Account Value of $100,000 or more.) The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.

CLASS B SHARES -- Class B shares are offered at NAV, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

  YEAR SINCE PURCHASE         CONTINGENT DEFERRED
   PAYMENT WAS MADE              SALES CHARGE
----------------------------------------------------
         First                       5%
----------------------------------------------------
        Second                       4%
----------------------------------------------------
         Third                       3%
----------------------------------------------------
        Fourth                       3%
----------------------------------------------------
         Fifth                       2%
----------------------------------------------------
  Sixth and Following                0%

Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert, on the eighth anniversary of the date such shares were purchased, to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------

shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the NAV per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders.

Each Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. This Plan provides for payments at an annual rate of 1.00% of the average daily NAV of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.

CLASS C SHARES -- Class C shares are offered at NAV, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within one year of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

Each Fund bears some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares ("Class C Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. This Plan provides for payments at an annual rate of 1.00% of the average daily NAV of Class C shares. Amounts paid by the Fund are currently used to pay dealers and other firms that make Class C shares available to their customers (1) a commission at the time of purchase normally equal to 0.75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.75% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.

DISTRIBUTION PLANS -- As discussed above, the Funds have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act, as set forth in the table below.

     FUND               DISTRIBUTION PLAN
------------------------------------------------
   All Funds        Class A Distribution Plan
------------------------------------------------
   All Funds        Class B Distribution Plan
------------------------------------------------
   All Funds        Class C Distribution Plan

Under the Distribution Plans, the Distributor is authorized to pay service fees and commissions to dealers and other firms that sell shares of the applicable class, engage in advertising, prepare and distribute sales literature and engage in other promotional activities on behalf of the Fund. The Distributor is required to report in writing to the Board of Directors of each Fund, and the board will review at least quarterly the amounts and purpose of any payments made under each Plan. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

Each Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plan may not be amended to increase materially the amount of payments thereunder without approval of the shareholders of the applicable class of the Fund.

Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees, including Messrs. Swickard, Schier, Ms. Harwood, Ms. Lee and

--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------

Ms. Shields (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors has a direct or indirect financial interest in the operation of the Distribution Plan.

Benefits from the Distribution Plan may accrue to the Fund and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the net assets of the Funds from sales pursuant to their respective Distribution Plans and Agreements may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of such Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions.

Rules of the NASD limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its shares to 6.25% of gross sales of shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor). The Distributor monitors this limit with regard to each of the Fund's share classes. The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with a Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

A Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding shares of the applicable class. In the event a Distribution Plan is terminated by the shareholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.

RULE 12b-1 PLAN EXPENSES -- For the fiscal year ended September 30, 2005, the following 12b-1 payments were made for each Fund under the Rule 12b-1 Distribution Plans:

                                             COMPENSATION TO UNDERWRITERS
--------------------------------------------------------------------------------
                                          CLASS A         CLASS B        CLASS C
--------------------------------------------------------------------------------
Large Cap Value Fund                     $ 110,174      $  93,770      $ 43,216
--------------------------------------------------------------------------------
Alpha Opportunity Funds                  $  27,973      $  33,614      $ 63,227
--------------------------------------------------------------------------------
Global Fund                              $ 284,032      $ 259,687      $ 37,280
--------------------------------------------------------------------------------
Mid Cap Value Fund                       $ 728,432      $ 870,427      $340,899
--------------------------------------------------------------------------------
Small Cap Growth Fund                    $  56,467      $  92,560      $ 61,303
--------------------------------------------------------------------------------
Enhanced Index Fund                      $  17,297      $  51,586      $ 53,353
--------------------------------------------------------------------------------
Select 25 Fund                           $  22,723      $  72,047      $ 39,149
--------------------------------------------------------------------------------
Large Cap Growth Fund                    $  19,341      $  31,297      $ 12,760
--------------------------------------------------------------------------------
Mid Cap Growth Fund                      $ 416,925      $ 273,522      $ 59,170
--------------------------------------------------------------------------------
Social Awareness Fund                    $  25,917      $  50,242      $ 23,777
--------------------------------------------------------------------------------
Equity Fund                              $ 963,101      $ 446,972      $ 12,942
--------------------------------------------------------------------------------

The 12b-1 Plans are "compensation plans" which means that all amounts generated under the plans are paid to the Distributor. The Distributor is the Underwriter of the Funds. Because all the 12b-1 payments are made to the Distributor, the Funds pay no fees directly for advertising, printing and mailing of prospectuses to prospective shareholders, compensation to broker/dealers, compensation to sales personnel, or interest carrying or other financing charges. The Distributor may use part or all of the amounts it received from the Funds to pay for these services/activities.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES -- Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more), Class B shares and Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in amounts of $1,000,000 or more), or Class C shares, held for more than one year, or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

The contingent deferred sales charge is waived: (1) following the death of a shareholder if redemption is made within one year after death; (2) upon the disability (as defined in section 72(m)(7) of the Internal Revenue Code) of a shareholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the shareholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section

--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------

401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of certain redemptions of Class B or Class C shares of the Funds pursuant to a systematic withdrawal program. (See "Systematic Withdrawal Program.")

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS -- The Investment Manager or Distributor, from time to time, will pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Manager. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B or Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the Funds managed by the Investment Manager. In addition, the Investment Manager or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Investment Manager or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Fund Administrator or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. These arrangements do not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD. A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.


OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS -- The Investment Manager, Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Investment Manager or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds' prospectuses, and they do not change the price paid by investors for the purchase of a Fund's shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.


Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally assesses the advisability of continuing to make these payments periodically.

These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount.

As of the date of this Statement of Additional Information, the Distributor has revenue sharing arrangements with the following financial intermediaries.

--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                PAYMENTS DURING
       BROKER-DEALER NAME                       BASIS OF PAYMENT                LAST FISCAL YEAR*          AFFECTED FUNDS
-------------------------------------------------------------------------------------------------------------------------------
Brecek & Young Advisors, Inc.                                                                             All funds in the
(wholly-owned subsidiary of                      0.50% of sales                     $245,478           Security Funds Complex
Security Benefit Corporation and                                                                        except Security Cash
an affiliate of the Distributor)                                                                         Fund and SBL Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          All funds in the
CUSO Financial Services, L.P.                    0.10% of sales                       15,609           Security Funds Complex
                                                                                                        except Security Cash
                                                                                                         Fund and SBL Fund
-------------------------------------------------------------------------------------------------------------------------------
                                      0.10% of sales less than $10 million                                All funds in the
Geneos Wealth Management             0.25% of sales greater than or equal to        $ 25,408           Security Funds Complex
                                                   $25 million                                          except Security Cash
                                                                                                         Fund and SBL Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          All funds in the
Investment Advisors &                            0.10% of sales                       19,215           Security Funds Complex
Consultants, Inc.                                                                                       except Security Cash
                                                                                                         Fund and SBL Fund
-------------------------------------------------------------------------------------------------------------------------------
                                      0.15% of sales between $8 million and                               All funds in the
Investment Professionals, Inc.                     $25 million                             0           Security Funds Complex
                                     0.25% of sales greater than or equal to                            except Security Cash
                                                   $25 million                                           Fund and SBL Fund
-------------------------------------------------------------------------------------------------------------------------------
J.P. Turner & Company, L.L.C.             0.00% of sales less than $10                     0           All funds in the
                                     million; 0.10% of sales of $10 million                         Security Funds Complex
                                    or more but less than $15 million; 0.15%                         except Security Cash
                                    of sales of $15 million or more but less                          Fund and SBL Fund
                                     than $20 million; and 0.20% of sales of
                                         $20 million or greater. Payment
                                        percentage is based on cumulative
                                      purchases as of each calendar quarter
                                       end and is applied to actual sales
                                          during the calendar quarter.
-------------------------------------------------------------------------------------------------------------------------------
                                      For calendar year, 0.10% of sales if                                All funds in the
                                      less than $10 million; 0.15% of sales                            Security Funds Complex
Legend Equities Corporation           if $10 million or more but less than           244,317            except Security Cash
                                     $30 million; and 0.25% of sales if $30                              Fund and SBL Fund
                                      million or more; plus 0.05% of assets
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          All funds in the
Lincoln Investment Planning, Inc.                0.25% of sales                      142,203           Security Funds Complex
                                                                                                        except Security Cash
                                                                                                         Fund and SBL Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          All funds in the
Ohio Savings Securities, Inc.                    0.10% of sales                       13,219           Security Funds Complex
                                                                                                        except Security Cash
                                                                                                         Fund and SBL Fund
-------------------------------------------------------------------------------------------------------------------------------
                                     In lieu of standard commissions, 0.25%
                                       of net sales under mutual fund wrap
                                     program (Class A shares at NAV) during
                                     each calendar quarter beginning in 2005.
PlanMember Securities Corporation     Also receive 12b-1 fees if available.           28,234              All funds in the
                                                                                                           Security Funds
                                        In lieu of standard commissions,                              Complex except SBL Fund
                                     one-time commission of 1.33% of Class A
                                       shares transferred to funds in 2003
                                      under PlanMember's Advantage Program.
-------------------------------------------------------------------------------------------------------------------------------
                                     0.10% of sales between $10 million and
                                                   $15 million                                            All funds in the
Questar Capital Corporation          0.15% of sales greater than or equal to        $ 36,983           Security Funds Complex
                                      $15 million but less than $20 million                             except Security Cash
                                     0.20% of sales greater than or equal to                             Fund and SBL Fund
                                                   $20 million
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          All funds in the
Trustmark Securities, Inc.                       0.10% of sales                        1,203           Security Funds Complex
                                                                                                        except Security Cash
                                                                                                         Fund and SBL Fund
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       35

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                PAYMENTS DURING
     BROKER-DEALER NAME                         BASIS OF PAYMENT                LAST FISCAL YEAR*          AFFECTED FUNDS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          All funds in the
Vision                                           0.10% of sales                        6,871           Security Funds Complex
                                                                                                        except Security Cash
                                                                                                         Fund and SBL Fund
-------------------------------------------------------------------------------------------------------------------------------
                                      For calendar year, 0.00% of sales is
                                     less than $5 million; 0.10% of sales if                              All funds in the
VSR Financial Services, Inc.          $5 million or more but less than $15            27,039           Security Funds Complex
                                     million; 0.12% of sales if $15 million                             except Security Cash
                                     or more but less than $25 million; and                              Fund and SBL Fund
                                      0.15% of sales if $25 million or more
-------------------------------------------------------------------------------------------------------------------------------

*Payments listed are not exclusively for sales of the Funds and include allowances for other products distributed by the Distributor or an affiliate.

The Distributor may enter into revenue sharing arrangements with other financial intermediaries, and may modify existing revenue sharing arrangements with the intermediaries indicated above.

In addition, while the Distributor typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.

From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Funds.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund's portfolio, the Funds, SMC and the Funds' sub-advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PURCHASES AT NET ASSET VALUE -- Class A shares of the Funds may be purchased at NAV by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of SBL and its subsidiaries; agents licensed with SBL; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

Class A shares of the Funds may be purchased at NAV when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a

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                                       36

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comprehensive "wrap fee" is imposed. Class A shares of the Funds may also be purchased at NAV when the purchase is made by retirement plans that (i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify they expect to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.

A shareholder of Equity Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans received Class A shares of Equity Fund in liquidation of the Plans. Such a shareholder may purchase Class A shares of Equity Fund at NAV provided that such shareholder maintains his or her Equity Fund account.

PURCHASES FOR RETIREMENT PLANS -- Security Financial Resources, Inc., an affiliated company of the Distributor, offers plan recordkeeping services on a fee basis to individual and employer-sponsored retirement plans. Plans that have entered into an agreement to receive such services from Security Financial Resources, Inc. may purchase Class A shares of the Funds at NAV under certain circumstances. The Distributor may pay commissions (both up-front commissions and asset-based commissions) to dealers in connection with the sale of the Funds' shares to such retirement plans, which commissions differ from those normally paid on the sale of Class A shares. Many of the arrangements under which the Funds' shares are made available to such retirement plans permit the dealer to choose among several commission options. However, generally, it is not expected that the amount of up-front commissions to dealers would exceed 5% of the purchase payments made to such retirement plans and the amount of asset-based commissions would not exceed 1% of the average daily net assets of the amount held under such retirement plans.

The Distributor may also enter into arrangements with dealers whereby it agrees to "annualize" the first-year commission expected to be paid on the purchase of Fund shares by retirement plans receiving plan recordkeeping services from Security Financial Resources, Inc. Such arrangements will typically provide for an up-front payment by the Distributor to the dealer of a specified percentage of the first-year's expected commissions attributable to a particular retirement plan.

In some circumstances, a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources, Inc. may transfer its assets in an arrangement where it receives such services. In such circumstances, the Distributor may pay the dealer a commission on the transferred assets that is different from the commission otherwise outlined above, but typically not in excess of 1.25% of the transferred amount.

SYSTEMATIC WITHDRAWAL PROGRAM

A Systematic Withdrawal Program may be established by shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual or annual payments of $25 or more. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. The Program may also be based upon the liquidation of a fixed or variable number of shares provided that the amount withdrawn monthly is at least $25. However, the Funds do not recommend this (or any other amount) as an appropriate monthly withdrawal. Shares with a current aggregate offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the shareholder under the Program. There is no service charge on the Program.

Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital. Such withdrawals constitute a taxable event to the shareholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at NAV. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B or Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value

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                                       37

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of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B and Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges."

The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the shareholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

INVESTMENT MANAGEMENT

The Investment Manager, located at One Security Benefit Place, Topeka, Kansas, has served as investment adviser to Security Large Cap Value Fund (formerly Security Growth and Income Fund), Security Equity Fund, and Security Mid Cap Growth Fund (formerly Security Ultra Fund), respectively, since April 1, 1964, January 1, 1964, and April 22, 1965. The Investment Manager also acts as investment adviser to Security Income Fund, Security Cash Fund and SBL Fund. The Investment Manager is a limited liability company controlled by its members, SBL and SBG. SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, One Security Benefit Place, Topeka, Kansas 66636-0001. Security Benefit Life, a stock life insurance company, incorporated under the laws of Kansas, is controlled by Security Benefit Corp. ("SBC"). SBC is wholly owned by Security Benefit Mutual Holding Company, which is in turn controlled by Security Benefit Life policyholders. Security Benefit Life together with its subsidiaries, has approximately $11.9 billion of assets under management as of September 30, 2005.

INVESTMENT MANAGEMENT AGREEMENT -- The Investment Manager serves as investment adviser to Security Large Cap Value Fund, Security Equity Fund and Security Mid Cap Growth Fund, respectively, under Investment Management Agreements, which were approved by the shareholders of the Funds on April 17, 2002, and which became effective on May 1, 2002. Pursuant to the Agreements, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, and provides for the compilation and maintenance of records pertaining to the investment advisory function.

The Investment Manager has agreed to reimburse the Funds or waive a portion of its management fee for any amount by which the total annual expenses of the Funds (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class A, Class B and Class C distribution fees) for any fiscal year exceeds the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Funds are then qualified for sale. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) The Investment Manager, as part of the investment advisory agreement with Security Equity Fund, has agreed to cap the total annual expenses of Enhanced Index Fund and Select 25 Fund to 1.75%, in each case exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees.

Separate fees are paid by each Fund to the Investment Manager for investment advisory, administrative and transfer agency services. The investment advisory fee for Global, Social Awareness, Small Cap Growth and Large Cap Growth Funds is equal to 1%, on an annual basis, of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for Equity, Mid Cap Growth, Enhanced Index, and Select 25 Funds is equal to 0.75%, on an annual basis, of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for Large Cap Value Fund is equal to 0.65%, on an annual basis, of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for Mid Cap Value Fund is equal to 1%, on an annual basis, of the average daily net assets of the Fund of $200 million or less, plus an annual rate of 0.75% of the average daily net assets of the Fund in excess of $200 million. The fee is calculated daily and paid monthly.

During the first 12 months of operations of Alpha Opportunity Fund, the Fund paid the Investment Manager an investment advisory fee equal to 2.00% of average daily net assets, accrued daily and paid monthly (without any adjustment of the type discussed below).

As compensation for the investment advisory services rendered by the Investment Manager to Alpha Opportunity Fund, the Fund currently is paying the Investment Manager at the end of each calendar month, an advisory fee (the "Total Fee") composed of: (i) a base fee equal to 2.00% (on an annual basis), of the Alpha Opportunity Fund's average daily net assets over the month (the "Base Fee"); and
(ii) a performance adjustment to the Base Fee as further explained below (the "Performance Adjustment"). The Total Fee is accrued daily and paid monthly, with such periodic

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adjustments as deemed appropriate in accordance with applicable law and accounting standards.

Each month, the rate of any positive Performance Adjustment is equal to 0.75% multiplied by the ratio of the number of percentage points by which the investment performance of the Fund (the "Investment Performance") exceeds the investment record (the "Investment Record") of the Standard & Poor's 500 Composite Stock Price Index (the "Index") over the twelve-month period ending on the last day of that month (the "Measuring Period") as compared to 15 percentage points. For example, if the Investment Performance of the Fund was 6.6% and the Investment Record of the Index was 0%, the ratio would be 6.6 to 15, or 0.44, times 0.75%, for an upward Performance Adjustment rate of 0.33%.

Similarly, the rate of any negative Performance Adjustment is equal to 0.75% multiplied by the ratio of the number of percentage points by which the Investment Performance of the Fund is less than the Investment Record of the Index over the Measuring Period as compared to 15 percentage points. For example, if the Investment Performance of the Fund was -10.0% and the Investment Record of the Index was 0%, the ratio would be 10 to 15, or 0.667%, times 0.75%, for a downward Performance Adjustment rate of 0.50%.

After the rate of the Performance Adjustment has been determined as described above, the Investment Manager determines the dollar amount of such Performance Adjustment by multiplying the Performance Adjustment rate by the average daily net assets of the Fund during the Measuring Period and dividing that number by the number of days in the Measuring Period and then multiplying that amount by the number of days in the current month. The dollar amount of the Total Fee then equals the dollar amount of the Base Fee as adjusted by the dollar amount of the Performance Adjustment.

Each month, the maximum or minimum Performance Adjustment is equal to 1/12th of 0.75% of the average daily net assets of the Fund during the Measuring Period (subject to minor accounting adjustments to account for the specific number of days in the month) when the Investment Performance of the Fund is superior or inferior to the Investment Record of the Index by 15 percentage points or more over the Measuring Period. The maximum Total Fee payable to the Investment Manager in any month is then equal to 1/12th of 2.00% of the Fund's average daily net assets over that month (I.E., the Base Fee), plus 1/12th of 0.75% of the Fund' average daily net assets over the Measuring Period (I.E., the maximum positive Performance Adjustment); and the minimum Total Fee payable to the Investment Manager is equal to 1/12th of 2.00% of the Fund' average daily net assets over that month (I.E., the Base Fee), less 1/12th of 0.75% of the Fund' average daily net assets over the Measuring Period (I.E., the maximum negative Performance Adjustment) (subject to accounting adjustments to account for the specific number of days in the month).

The Investment Performance of the Fund is determined by reference to Class A shares of the Fund in accordance with Rule 205-1(a) under the Investment Advisers Act of 1940 ("Advisers Act"). As such, it is equal to the sum of: (i) the change in the net asset value of Class A shares during the Measuring Period,
(ii) the value of all cash distributions made by the Fund to holders of its Class A shares accumulated to the end of the Measuring Period, and (iii) the value of capital gains taxes per Class A share, if any, paid or payable on undistributed realized long-term gains accumulated to the end of the Measuring Period, and is expressed as a percentage of the net asset value per share of the Class A shares at the beginning of the Measuring Period (for this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains are treated as reinvested in Class A shares at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes).

The Investment Record of the Index is determined in accordance with Rule 205-1(b) under the Advisers Act. As such, it is equal to the sum of: (i) the change in the level of the Index during the Measuring Period, and (ii) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Measuring Period, and is expressed as a percentage of the Index at the beginning of the Measuring Period.

The Investment Manager pays from its assets, and not from the Alpha Opportunity Fund's assets, an investment sub-advisory fee to the Fund's Sub-Adviser, Mainstream Investment Advisers, LLC ("Mainstream"), that includes both a base fee and a performance adjustment component. This fee is described below in more detail. For purposes of the above discussion, as well as the description of the fee paid to Mainstream, the "investment performance" of the Fund (or portion thereof) is calculated assuming the reinvestment of dividends and capital gains distributions, and the "investment record" of the S&P 500 Index is calculated based on its change in level, adjusted for any cash distributions from the companies whose securities comprise the index.

The Funds' Investment Management Agreements are renewable annually by each Fund's Board of Directors

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                                       39

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or by a vote of a majority of the individual Fund's outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreement or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

Pursuant to a Fund Accounting and Administration Agreement with each Fund dated February 1, 2004, as amended on December 1, 2005, the Investment Manager acts as the administrative agent for the Funds and as same, performs administrative functions and bookkeeping, accounting and pricing functions for the Funds. For this service, the Investment Manager receives, on an annual basis, a fee of:

1. 0.095% for the Equity Fund; Mid Cap Value Fund; Small Cap Growth Fund; Enhanced Index Fund; Select 25 Fund; Large Cap Growth Fund; Social Awareness Fund; Mid Cap Growth Fund and Large Cap Value Fund, based on average daily net assets, or $25,000 per Fund per year, whichever is greater.

2. 0.15% for the Global Fund, based on average daily net assets, or $60,000 per year, whichever is greater.

3. 0.15% for the Alpha Opportunity Fund, based on average daily net assets, or $25,000 per year, whichever is greater.

Pursuant to a Transfer Agency Agreement with each Fund dated February 1, 2004, the Investment Manager acts as the transfer agent for the Funds. As such, it processes purchase and redemption transactions and acts as the dividend disbursing agent for the Funds. For this service, the Investment Manager receives the following fees with respect to each Fund:

1. ACCOUNT SET-UP CHARGE -- A fee of $4 to open an account on the Investment Manager's transfer agency system to hold shares of the Funds.

2. ANNUAL MAINTENANCE CHARGE -- An annual per account fee of (i) $8 per open account for regular accounts; (ii) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and (iii) $5 per account for closed accounts that remain outstanding on the Investment Manager's transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

3. TRANSACTION CHARGE -- A per transaction charge of (i) $1.10 per transaction for regular accounts; and (ii) $0.60 per transaction for accounts that are Matrix Level III.

Each Fund is also subject to a minimum fee per year of $25,000. In addition, the Fund has agreed to reimburse the Investment Manager for expenses the Investment Manager pays to third-party administrators, broker-dealers, banks, insurance companies or other entities for providing sub-transfer agency services to beneficial shareholders in the Fund where such shares are held in an omnibus account.

Each Fund pays all of its respective expenses not assumed by the Investment Manager or the Distributor, including organization expenses; directors' fees; fees of the Fund's custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A, Class B and Class C distribution fees; and legal, auditing and accounting expenses. Each Fund also pays for the preparation and distribution of the prospectus to its shareholders and all expenses in connection with registration under the 1940 Act and the registration of its capital stock under federal and state securities laws. Each Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund.

During the fiscal years ended September 30, 2005, 2004, and 2003 the Investment Manager was paid the following amounts for its services:

---------------------------------------------------------------------------------------------------------------------
                                                   INVESTMENT ADVISORY
                             INVESTMENT ADVISORY   FEES WAIVED BY AND       ADMINISTRATIVE        TRANSFER AGENCY
                                FEES PAID TO       REIMBURSEMENTS FROM   SERVICE FEES PAID TO   SERVICE FEES PAID TO
      FUND            YEAR   INVESTMENT MANAGER    INVESTMENT MANAGER     INVESTMENT MANAGER     INVESTMENT MANAGER
---------------------------------------------------------------------------------------------------------------------
Large Cap             2005      $   406,869           $         0             $  51,685               $182,423
Value Fund            2004      $   491,519           $         0             $  60,932               $171,519
                      2003          354,074                     0                45,668                 92,052
---------------------------------------------------------------------------------------------------------------------
Alpha                 2005          442,005                15,829                36,067                 27,480
Opportunity Fund      2004          189,739                72,559                23,173                 15,996
                      2003           27,342                     0                 3,115                    142
---------------------------------------------------------------------------------------------------------------------
                      2005        3,269,838                     0               393,786                706,363
Equity Fund           2004        3,657,792                     0               440,031                676,118
                      2003        3,835,089                     0               463,638                612,267
---------------------------------------------------------------------------------------------------------------------
Global Fund           2005        1,507,835                     0               234,824                292,700
                      2004        1,134,113                     0               174,941                251,505
---------------------------------------------------------------------------------------------------------------------


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---------------------------------------------------------------------------------------------------------------------
                                                   INVESTMENT ADVISORY
                             INVESTMENT ADVISORY   FEES WAIVED BY AND       ADMINISTRATIVE        TRANSFER AGENCY
                                FEES PAID TO       REIMBURSEMENTS FROM   SERVICE FEES PAID TO   SERVICE FEES PAID TO
      FUND            YEAR   INVESTMENT MANAGER    INVESTMENT MANAGER     INVESTMENT MANAGER     INVESTMENT MANAGER
---------------------------------------------------------------------------------------------------------------------
                      2003          629,134                     0               100,851                200,737
---------------------------------------------------------------------------------------------------------------------
Social Awareness      2005          169,887                42,472                25,287                 54,638
Fund                  2004          178,309                29,503                22,156                 51,563
                      2003          160,322                     0                16,543                 49,798
---------------------------------------------------------------------------------------------------------------------
Mid Cap               2005        3,877,595                     0               409,096                704,473
Value Fund            2004        2,785,747                     0               269,513                491,278
                      2003        1,497,711                     0               138,120                308,021
---------------------------------------------------------------------------------------------------------------------
Small Cap             2005          360,626                     0                34,600                197,146
Growth Fund           2004          229,756                     0                 30,162               156,009
                      2003          176,598                41,993                 19,303               133,811
---------------------------------------------------------------------------------------------------------------------
Enhanced              2005          117,333                39,111                28,193                 38,733
Index Fund            2004          120,171                40,057                29,199                 37,164
                      2003          102,732                14,198                28,493                 30,519
---------------------------------------------------------------------------------------------------------------------
                      2005          162,619                     0                24,997                 67,806
Select 25 Fund        2004          188,718                     0                24,666                 69,208
                      2003          190,086                     0                23,736                 66,347
---------------------------------------------------------------------------------------------------------------------
Large Cap             2005          140,504                43,378                24,949                106,193
Growth Fund           2004          262,722                43,011                25,529                119,966
                      2003          189,339                     0                18,791                 44,343
---------------------------------------------------------------------------------------------------------------------
Mid Cap Growth        2005        1,573,215                     0               191,162                513,590
Fund                  2004        1,567,094                     0               190,989                467,142
                      2003        1,031,797                     0               126,910                337,371
---------------------------------------------------------------------------------------------------------------------

SUB-ADVISERS

The Investment Manager has entered into a sub-advisory agreement with Mainstream Investment Advisers, LLC ("Mainstream"), 101 West Spring Street, Suite 401, New Albany, Indiana 47150, to provide investment advisory services with regard to a portion of the total assets of the Alpha Opportunity Fund. Pursuant to this agreement, Mainstream furnishes investment advisory services, supervises and arranges for the purchase and sale of securities on behalf of a portion of the assets of the Alpha Opportunity Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Mainstream an annual fee equal to 2.50% of that portion of the Alpha Opportunity Fund's assets managed by Mainstream. The sub-advisory fee will be adjusted upward or downward, depending on how that portion of Alpha Opportunity Fund's assets performed relative to the S&P 500 Index.

The pro rata adjustment upward or downward will be determined based upon the investment performance of that portion of Alpha Opportunity Fund's assets managed by Mainstream relative to the investment record of the S&P 500 Index. The amount of any upward adjustment in the Base Fee will be equal to 1.50% multiplied by the ratio of the number of percentage points by which the investment performance of the Alpha Opportunity Fund assets managed by Mainstream exceeds the investment record of the S&P 500 Index as compared to 30 percentage points.

For example, if the investment performance of that portion of Alpha Opportunity Fund's assets managed by Mainstream was 6.6% and the investment record of the S&P 500 Index was 0%, the ratio would be 6.6 to 30, or 22%, times 1.50%, for an upward adjustment of 0.33%. The amount of any downward adjustment in the Base Fee will be equal to 1.50% multiplied by the ratio of the number of percentage points by which the investment performance of that portion of Alpha Opportunity Fund's assets managed by Mainstream is less than the investment record of the S&P 500 Index as compared to 30 percentage points.

The maximum performance adjustment upward or downward is 1.50% annually. Depending on the performance of that portion of the Fund's assets managed by Mainstream, the Investment Manager may pay Mainstream a maximum of 4.00% or a minimum of 1.00% in annual sub-advisory fees.

During its first 12 months of operations, the Investment Manager paid Mainstream the base fee of 2.50% without any adjustment for performance. Performance adjustments began on August 1, 2004 based upon the performance during the 12 months ended July 1, 2004 of that portion of Alpha Opportunity Fund's assets managed by Mainstream. Thereafter, the Investment Manager will calculate the performance adjustment at the end of each calendar month based upon the investment

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performance of the assets managed by Mainstream during the twelve-month period ending on the last day of the prior month compared to the investment record of the S&P 500 Index during the same period.

The following table includes examples showing the fees that Mainstream would earn at various levels of performance of that portion of the Alpha Opportunity Fund that it manages and the S&P 500 Index:

--------------------------------------------------------------------------------
    % POINT
  DIFFERENCE                                                          TOTAL
BETWEEN PORTION             BASE                                   SUB-ADVISORY
 OF ASSETS AND          SUB-ADVISORY           PERFORMANCE         FEE PAID TO
 S&P 500 INDEX              FEE                ADJUSTMENT           MAINSTREAM
--------------------------------------------------------------------------------
      +30                  2.50%                 +1.50%               4.00%
--------------------------------------------------------------------------------
      +20                  2.50%                 +1.00%               3.50%
--------------------------------------------------------------------------------
      +10                  2.50%                 +0.50%               3.00%
--------------------------------------------------------------------------------
        0                  2.50%                  0.00%               2.50%
--------------------------------------------------------------------------------
      -10                  2.50%                 -0.50%               2.00%
--------------------------------------------------------------------------------
      -20                  2.50%                 -1.00%               1.50%
--------------------------------------------------------------------------------
      -30                  2.50%                 -1.50%               1.00%
--------------------------------------------------------------------------------

The Alpha Opportunity Fund's assets are reallocated between Mainstream and the Investment Manager on a monthly basis to an approximately equal allocation. This procedure ensures that the Investment Manager cannot make allocation decisions that favor the Investment Manager over Mainstream.

Mainstream is a limited liability company controlled by its members, William Jenkins and William Gernert. Mainstream, which focuses on providing advisory services to high net worth individuals and institutional investors, manages approximately $211 million in assets as of September 30, 2005. The Alpha Opportunity Fund is the first registered investment company managed (at least in part) by Mainstream.

The Investment Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc., Two World Financial Center, 255 Liberty Street, 11th Floor New York, NY 10281, to provide investment advisory services to the Global Fund. Pursuant to this agreement, Oppenheimer furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Global Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Oppenheimer an annual fee equal to a percentage of the average daily closing value of the combined net assets of Global Fund and another Fund managed by the Investment Manager, SBL Fund, Series D, computed on a daily basis as follows: 0.35% of the combined average daily net assets up to $300 million, plus 0.30% of such assets over $300 million up to $750 million and 0.25% of such assets over $750 million.

Oppenheimer is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of OppenheimerFunds and controlled by Massachusetts Mutual Life Insurance Company. Oppenheimer has operated as an investment advisor since 1960. In addition, Oppenheimer and its subsidiaries and controlled affiliates managed more than $200 billion in assets as of December 31, 2005, including other Oppenheimer funds with more than 6 million shareholder accounts.

The Investment Manager has entered into a sub-advisory agreement with RS Investment Management, L.P., 388 Market Street, San Francisco, California 94111 to provide investment advisory services to the Small Cap Growth Fund. For such services, the Investment Manager pays RS Investments, an annual fee based on the combined average net assets of Small Cap Growth Fund and another fund managed by the Investment Manager, SBL Fund, Series X, for which the Investment Manager has engaged RS Investments to provide advisory services. The fee is equal to 0.55% of the combined average net assets of $100 million or less; 0.50% of the combined average net assets of more than $100 million but less than $400 million; and 0.45% of the combined average net assets of more than $400 million.

The Investment Manager has retained Northern Trust Investments, N.A. ("NTI"), 50 LaSalle Street, Chicago, Illinois 60675, to provide investment advisory services to Enhanced Index Fund. Pursuant to the agreement, NTI furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For the services provided to Enhanced Index Fund, the Investment Manager pays NTI an annual fee equal to a percentage of the average daily closing value of the combined net assets of Enhanced Index Fund and another fund managed by the Investment Manager, SBL Fund, Series H, computed on a daily basis as follows: 0.20% of the combined average daily net assets of $100 million or less; and 0.15% of the combined average daily net assets of more than $100 million but less than $300 million; and 0.13% of the combined average daily net assets of more than $300 million.

NTI is a wholly-owned subsidiary of The Northern Trust Company ("Northern Trust") and primarily manages assets for defined contribution and benefit plans, investment

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companies and other institutional investors. As of September 30, 2005, Northern Trust and its subsidiaries had assets under custody of $2.8 trillion and assets under management of $607 billion.

During the fiscal years ended September 30, 2005, 2004, and 2003 the Funds paid the following amounts to the Sub-Advisers for their services:

--------------------------------------------------------------------------------
                                              SUB-ADVISORY        SUB-ADVISORY
                                              FEES PAID TO       FEES WAIVED BY
      FUND                    YEAR            SUB-ADVISER         SUB-ADVISER
--------------------------------------------------------------------------------
Large Cap Value               2005             $  63,326            $42,105
Fund                          2004             $  98,886            $65,660
                              2003                78,612             47,265
--------------------------------------------------------------------------------
Alpha                         2005               344,584                  0
Opportunity Fund              2004               145,758                  0
                              2003                20,153                  0
--------------------------------------------------------------------------------
                              2005               485,583                  0
Global Fund                   2004               375,423                  0
                              2003               238,010                  0
--------------------------------------------------------------------------------
Small Cap                     2005               195,209                  0
Growth Fund                   2004               163,794                  0
                              2003               109,138                  0
--------------------------------------------------------------------------------
Enhanced Index                2005                31,289                  0
Fund                          2004                32,240                  0
                              2003                47,542                  0
--------------------------------------------------------------------------------

CODE OF ETHICS

The Funds, the Investment Manager and the Distributor each has adopted a written code of ethics (the "Code of Ethics") which governs the personal securities transactions of "access persons" of the Funds. Access persons may invest in securities, including securities that may be purchased or held by the Funds; provided that they obtain prior clearance before engaging in securities transactions. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter.

Access persons will not be permitted to effect transactions in a security a if it: (a) is being considered for purchase or sale by the Funds; or (b) is being purchased or sold by the Funds. In addition, access persons are prohibited from purchasing or selling a security within seven calendar days before or after a Fund trades in that security Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis. In addition, each Sub-Adviser has adopted its own code of ethics to which the personal securities transactions of its portfolio managers and other access persons are subject. The Code of Ethics is on public file with the SEC and is available from the Commission.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED. Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated in the table at the end of this section.

EQUITY FUND, SELECT 25 FUND, LARGE CAP VALUE FUND, LARGE CAP GROWTH FUND AND SOCIAL AWARENESS FUND --

Mark Mitchell is the portfolio manager of the Investment Manager who is primarily responsible for the day-to-day management of the Equity, Select 25, Large Cap Growth and Social Awareness Funds. Mr. Mitchell shares the responsibility for managing the Large Cap Value Fund with Mr. Schier (whose information appears below). As of September 30, 2005, Mr. Mitchell beneficially owned no shares of the Equity, Select 25, Large Cap Value, Large Cap Growth or Social Awareness Funds.

ALPHA OPPORTUNITY FUND --

Steven M. Bowser and Mark Lamb are the portfolio managers of the Investment Manager who are primarily responsible for the day-to-day management of a portion of the Alpha Opportunity Fund (the other portion being managed by Mainstream). As of September 30, 2005, Mr. Bowser beneficially owned zero shares and Mr. Lamb beneficially owned shares valued between $50,001-$100,000 of the Alpha Opportunity Fund.

MID CAP VALUE FUND, MID CAP GROWTH FUND AND LARGE CAP VALUE FUND --

James P. Schier is the portfolio manager of the Investment Manager who is primarily responsible for the day-to-day management of the Mid Cap Value and Mid Cap Growth Funds. Mr. Schier shares responsibility for managing the Large Cap Value Fund with Mr. Mitchell (whose information appears above.)As of September 30, 2005, Mr. Schier beneficially owned shares valued between $500,001-$1,000,000 of the Mid Cap Value Fund, shares valued between $500,001-$1,000,000 of the Mid Cap Growth Fund and no shares of the Large Cap Value Fund.

CONFLICTS OF INTEREST. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund on the one

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hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as a Fund, track the same indexes the Fundtracks or otherwise holds, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

KNOWLEDGE AND TIMING OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Series. Because of his or her position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts that he manages and to the possible detriment of the Fund.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain Funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he manages.

PERFORMANCE FEES. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to accounts with a heavily performance-oriented fee.

COMPENSATION. The Investment Manager's portfolio managers are compensated with a combination of three components:

BASE COMPENSATION. A portfolio manager's base compensation is reviewed and fixed annually. The Investment Manager seeks to maintain base salary ranges at the median salary ranges of its national peer group (banks, insurance companies and mutual fund companies) by utilizing national surveys of financial services and investment management markets to identify market practices regarding salary levels to assist in developing portfolio manager compensation and performance expectation benchmarks. Total cash compensation is targeted at the market median using a combination of base compensation and annual incentive plans.

ANNUAL INCENTIVE. A portfolio manager may be paid an annual discretionary incentive based on short-term corporate performance, business unit performance, and individual performance. Portfolio managers may also participate in an annual incentive plan which is determined at the beginning of each calendar year to establish performance criteria. A plan may include a variety of individual and group measures that combine quantitative and qualitative criteria.

Generally, portfolio manager incentive plans are based on the complexity of the Funds they manage and their direct impact on investment management results. Plans include a target and maximum opportunity level based on a percentage of base compensation. Plans vary from targets of 40% of base compensation to a maximum of 125%.

A plan may include a variety of individual and group measures that combine quantitative and qualitative criteria. Factors used in the computation of annual incentive plans are assigned weights. Factors are not

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required to be weighted equally for all portfolio managers. Calculation of a portfolio manager's incentive is formula-driven based on factor weight, annual incentive target and maximum opportunity levels, and past performance against established performance criteria. The result is then measured against the portfolio manager's target performance after factoring in the manager's performance above threshold performance expectations, his maximum opportunity level target percentage and factor weights. A significant portion of the incentive bonus awarded is based upon the one-year, three-year and five-year pre-tax gross performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper peer group.

Also factored into portfolio managers compensation is a corporate performance measure of net income growth relative to the Investment Manager's corporate incentive plan. All participants in the Investment Manager's annual incentive plan have at least 20% of their annual incentive tied to corporate performance. Further, business unit measures measure one or more elements of performance for an operating unit, department, or segment of the company. Business unit measure weights may vary from 5% to 15%, depending on the duties of the portfolio manager.

LONG TERM INCENTIVE, DEFERRED COMPENSATION AND PENSION AND RETIREMENT PLANS. Portfolio managers who are at the vice president or higher level are eligible for the Investment Manager's long-term incentive and deferred compensation plans. Under the long-term incentive plan, awards are made based on corporate performance over the long-term and are not tied to the performance of individual funds. The deferred compensation plan allows eligible participants to defer all or a designated portion of their annual and long-term incentive awards. The Investment Manager's retirement and pension plan is open to all eligible employees and is not specifically designed or administered for portfolio managers.

GLOBAL FUND --

Rajeev Bhaman, Vice President of OppenheimerFunds (Oppenheimer) is the portfolio manager who is primarily responsible for the day-to-day management of the Global Fund. As of September 30, 2005, Mr. Bhaman beneficially owned no shares of the Global Fund.

CONFLICTS OF INTERESTS. Mr. Bhaman also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other funds or accounts are the same as, or different from, the Fund's investment objectives and strategies. For example Mr. Bhaman may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by Oppenheimer have the same management fee. If the management fee structure of another fund or account is more advantageous to Oppenheimer than the fee structure of the Fund, Oppenheimer could have an incentive to favor the other fund or account. However, Oppenheimer's compliance procedures and Code of Ethics recognize its fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude Mr. Bhaman from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, Mr. Bhaman may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

COMPENSATION. Mr. Bhaman is employed and compensated by Oppenheimer, not the Fund. Under Oppenheimer's compensation program for its portfolio managers and portfolio analysts, compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their shareholders. Oppenheimer's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2005, Mr. Bhaman's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in the long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer's holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer's deferred compensation plan.

To help Oppenheimer attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it is competitive, reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is based on a number of factors, including a fund's pretax performance for periods up of to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper Global

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Multi-Cap Core Funds. Other factors considered include management quality (such as consistency, risk management, sector coverage, team leadership and coaching) and organizational development. Mr. Bhaman's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by Mr. Bhaman. The compensation structure of the other funds and accounts managed by Mr. Bhaman is the same as the compensation structure of the Fund, described above.

ENHANCED INDEX FUND --

Robert H. Bergson and Gail Grove of NTI, are the portfolio managers who are primarily responsible for the day-to-day management of the Enhanced Index Fund. As of September 30, 2005, Mr. Bergson and Ms. Grove beneficially owned no shares of the Enhanced Index Fund.

CONFLICTS OF INTERESTS. NTI's portfolio managers are often responsible for managing one or more portfolio, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement than the Enhanced Index Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

COMPENSATION. As of December 31, 2005, with respect to the compensation for NTI's index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team. For the portfolio managers, the variable incentive award is not based on performance of, or the amount of assets held in the funds managed by NTI's portfolio managers. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

ALPHA OPPORTUNITY FUND --

William H. Jenkins, Manager of Mainstream, is primarily responsible for the day-to-day management of a portion of the Alpha Opportunity Fund (the other portion being managed by Mr. Bowser and Mr. Lamb, portfolio managers of the Investment Manager). As of September 30, 2005, Mr. Jenkins beneficially owned no shares of the Alpha Opportunity Fund.

CONFLICTS OF INTERESTS. Mainstream may conduct any other business in addition to managing and advising the Fund. Without limiting the generality of the foregoing, Mainstream and its affiliates may act as investment adviser or investment manager for other registered investment companies, pooled investment vehicles, and other accounts. Mainstream and its affiliates may also manage funds or capital for others, may have, make and maintain investments in its own name or through other entities, may serve as a consultant, partner or stockholder of one or more registered investment companies, pooled investment vehicles, other accounts, partnerships, securities firms, or advisory firms and may act as a director, officer, and/or employee of any corporation, trustee of any trust, executor or administrator of any estate, or an administrative officer of any other business entity.

Mainstream may also be a general partner of, or investment adviser to, other registered investment companies, pooled investment vehicles and accounts with an investment strategy and objective similar to the Fund. Mainstream currently manages the Fund and all of its other accounts using the same investment strategy. Principals and officers of Mainstream may from time to time maintain a separate account for which Mainstream serves as investment adviser contemporaneously with Mainstream's management of the Fund. William H. Jenkins and Diane J. Hulls are currently limited partners in a pooled investment vehicle for which Mainstream serves as the adviser. Mainstream also is the adviser for a separate account of one of its principal owners.

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Mainstream typically aggregates orders for client portfolios with respect to the purchase and sale of securities, including securities of issuers conducting initial public offering ("IPOs"). Where trades are aggregated, the transactions, as well as the expenses incurred in the transactions, will be allocated by Mainstream according to a policy designed to ensure that such allocation is equitable and consistent with Mainstream's fiduciary duty to its clients. Mainstream allocates securities among the accounts generally pro rata based on the assets in each account. In accordance with this policy, Mainstream allocates trades in IPOs to the accounts of the investment manager's principals if the principals are eligible to receive IPO allocations. The account owned by the Mainstream principal discussed above currently receives a pro rata allocation of all trades, including IPOs.

COMPENSATION. Mr. Jenkins is a majority equity owner of Mainstream. Mainstream compensates Mr. Jenkins pursuant to a salary established at the beginning of each calendar year by the two equity members of Mainstream. He also receives his pro rata portion of the net income of Mainstream based upon his equity ownership in Mainstream. Mr. Jenkins participates in Mainstream's retirement plan which is open to all eligible employees and does not discriminate in favor of Mr. Jenkins.

SMALL CAP GROWTH FUND --

William J. Wolfenden III, a Principal of RS Investments, is the portfolio manager who is primarily responsible for the day-to-day management of the Small Cap Growth Fund. As of September 30, 2005, Mr. Wolfenden beneficially owned no shares of the Small Cap Growth Fund.

CONFLICTS OF INTERESTS. Whenever a portfolio manager manages multiple accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of each account and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities among the accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager's management of multiple accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investment's policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments' policy that when the amount of securities of a particular issuer available to RS Investments' client accounts in an initial public offering is insufficient to meet the requirements of each account for which a portfolio manager has determined that the purchase of such securities is appropriate, RS Investment generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments' policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investment's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

COMPENSATION. RS Investments is an employee-owned investment firm. The firm has two separate investment advisory operating divisions, each with separate compensation and profit sharing structures. Each of the firm's portfolio managers is part of either the Growth Group or the Value Group. William J. Wolfenden III is a member of the Growth Group (the "Group").

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with G. Randall Hecht and Terry R. Otton, Co-Chief Executive Officers of RS Investments, the leaders of the Group (James L. Callinan, John L. Wallace, and William J. Wolfenden III), determined all salaries and bonuses for the Group for the fiscal year ended December 31, 2004. Salaries were based on industry standards, as described above.

Bonuses within the Group were based on a number of factors, including (1) pre-tax investment

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performance for each account managed by a portfolio manager against a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

Assets under management did not directly affect any individual's salary or bonus, although the amount of the Group's assets under management affected the fee revenue attributable to the Group, which in turn affected the maximum amount of money available for the Group's aggregate salaries and bonuses.

In addition, the Group's portfolio managers participated in the profits of the Group based on their profit sharing percentages. The Group's leaders, in consultation with Mr. Hecht and Mr. Otton, set these percentages at the beginning of each year based on a number of factors, including tenure, assets under management, long-term investment performance (compared to appropriate benchmarks), and overall contribution to the Group's investment process.

Some of the Group's portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits in addition to Group profits.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS --

The following table identifies, as of September 30, 2005 the number of, and total assets of, other registered investment companies, pooled investment vehicles and other accounts managed by each Portfolio Manager.

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                                        REGISTERED
                                   INVESTMENT COMPANIES               OTHER POOLED
   PORTFOLIO MANAGER           (OTHER THAN THE FUND LISTED)       INVESTMENT VEHICLES               OTHER ACCOUNTS
      FUND/SERIES              -----------------------------------------------------------------------------------------
                               NUMBER       TOTAL ASSETS       NUMBER       TOTAL ASSETS      NUMBER       TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------------------
RAJEEV BHAMAN
     Global                      14        $24.7 billion         2         $177.7 million       0               $0
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ROBERT H. BERGSON
     Enhanced Index               3        $951.8 million        0               $0             4         $991.7 million
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STEVEN M. BOWSER
     Alpha Opportunity            4        $515.4 million        1         $22.0 million        1          $2.7 billion
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GAIL GROVE
     Enhanced Index               1         $90 million          0               $0             27         $800 million
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WILLIAM H. JENKINS
     Alpha Opportunity            1        $14.9 million         2         $167.6 million       2          $11.9 million
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MARK LAMB
     Alpha Opportunity            1        $9.94 million         0               $0             0               $0
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MARK MITCHELL
     Equity                       9        $1.16 billion         0               $0             0               $0
     Select 25                    9        $1.56 billion         0               $0             0               $0
     Large Cap Value              9        $1.52 billion         0               $0             0               $0
     Large Cap Growth             9        $1.57 billion         0               $0             0               $0
     Social Awareness             9        $1.56 billion         0               $0             0               $0
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JAMES P. SCHIER
     Mid Cap Growth               5         $1.8 billion         1          $7.1 million        1          $10.2 million
     Mid Cap Value                5        $1.47 billion         1          $7.1 million        1          $10.2 million
     Large Cap Value              5        $1.97 billion         1          $7.1 million        1          $10.2 million
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WILLIAM J. WOLFENDEN III
     Small Cap Growth            10         $775 million         0               $0             4          $25.7 million
-------------------------------------------------------------------------------------------------------------------------

The following table identifies the number of and total assets of the companies, vehicles and accounts with respect to which the advisory fee is based on performance.

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                                        REGISTERED
                                   INVESTMENT COMPANIES               OTHER POOLED
   PORTFOLIO MANAGER           (OTHER THAN THE FUND LISTED)       INVESTMENT VEHICLES               OTHER ACCOUNTS
      FUND/SERIES              -----------------------------------------------------------------------------------------
                               NUMBER       TOTAL ASSETS       NUMBER       TOTAL ASSETS      NUMBER       TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------------------
RAJEEV BHAMAN
     Global                      1         $144.9 million        0               $0             0               $0
-------------------------------------------------------------------------------------------------------------------------
ROBERT H. BERGSON
     Enhanced Index              0               $0              0               $0             1         $104.5 million
-------------------------------------------------------------------------------------------------------------------------

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                                        REGISTERED
                                   INVESTMENT COMPANIES               OTHER POOLED
   PORTFOLIO MANAGER           (OTHER THAN THE FUND LISTED)       INVESTMENT VEHICLES               OTHER ACCOUNTS
      FUND/SERIES              -----------------------------------------------------------------------------------------
                               NUMBER       TOTAL ASSETS       NUMBER       TOTAL ASSETS      NUMBER       TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------------------
STEVEN M. BOWSER
     Alpha Opportunity           1         $9.94 million         0               $0             0               $0
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GAIL GROVE
     Enhanced Index              0               $0              0               $0             0               $
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WILLIAM H. JENKINS
     Alpha Opportunity           1         $14.9 million         2         $167.6 million       1          $7.4 million
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MARK LAMB
     Alpha Opportunity           1         $9.94 million         0               $0             0               $0
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MARK MITCHELL
     Equity                      0               $0              0               $0             0               $0
     Select 25                   0               $0              0               $0             0               $0
     Large Cap Value             0               $0              0               $0             0               $0
     Large Cap Growth            0               $0              0               $0             0               $0
     Social Awareness            0               $0              0               $0             0               $0
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JAMES P. SCHIER
     Mid Cap Growth              0               $0              0               $0             0               $0
     Mid Cap Value               0               $0              0               $0             0               $0
     Large Cap Value             0               $0              0               $0             0               $0
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WILLIAM J. WOLFENDEN III
     Small Cap Growth            0               $0              0               $0             0               $0
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PROXY VOTING

The Board of Directors of each Fund has delegated to the Investment Manager and each Sub-Adviser, with respect to the Funds that receive investment advice from a Sub-Adviser, the final authority and responsibility for voting proxies with respect to each Fund's underlying securities holdings.

With respect to the Funds that the Investment Manager advises without a Sub-Adviser, the Investment Manager has adopted proxy voting policies and procedures to govern the voting of proxies.

The Investment Manager's Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in the best interests of the applicable Fund client.

The Investment Manager has adopted Proxy Voting Guidelines which it uses in voting specific proposals. However, the vote entered on a Fund's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of the Fund. In addition, the manner in which specific proposals are to be voted may differ based on the type of Fund. For example, a specific proposal may be considered on a case-by-case basis for one Fund, while all other Funds may always vote in favor of the proposal. The Proxy Voting Guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Investment Manager anticipate all future situations. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.

The Investment Manager has delegated to an independent third party (the "Service Provider"), the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines. The Service Provider notifies the Investment Manager of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e., proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which the Investment Manager has indicated that a decision will be made on a case-by-case basis) and the Investment Manager then directs the Service Provider how to vote on that particular proposal.

The Investment Manager may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly it has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Fund and is not a result of the conflict.

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the Fund's custodian bank. The Investment Manager may be unable to vote or may determine not to vote a proxy on behalf of one or more Funds. For example, the Investment Manager will generally abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the Fund.

Pursuant to such procedures, the Investment Manager may resolve a conflict in a variety of ways, including the following: voting in accordance with its established voting guidelines; voting in accordance with the

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recommendation of an independent fiduciary appointed for that purpose; or abstaining. Ultimately, if the Investment Manager cannot resolve a conflict of interest, it will seek guidance from the board of directors of the relevant Fund.

With respect to the portion of the Alpha Opportunity Fund that it sub-advises, Mainstream has retained Investor Responsibility Research Center ("IRRC") to vote proxies. IRRC follows voting policies prescribed by Mainstream to ensure that proxies are voted in the best interests of the Fund's shareholders. Under Mainstream's guidelines, IRRC generally will vote in accordance with corporate management's recommendations on matters such as uncontested directors nominees unless the company has adopted a classified board structure, changing corporate names, approve financial statements and similar matters, and against management's recommendations on matters such as proposals which would reduce the rights or options of shareholders, reduce the value of shareholders' investments, poison pills or provisions requiring super-majority approval of mergers and other matters that are designed to limit the ability of shareholders to approve merger transactions. When a vote is required on a subject that is outside the prescribed guidelines, IRRC requests that Mainstream votes the proxy. Mainstream's research analyst, in conjunction with the portfolio manager of the portion of the Fund that Mainstream sub-advises, then decide how to best vote the proxy in the best interest of the Fund. If conflicts of interests are discovered, Mainstream may, after careful consideration, refrain from voting the proxies.

With respect to the Global Fund, Oppenheimer has established proxy voting guidelines and policies. The proxy voting guidelines include provisions to address conflicts of interest that may arise between the Global Fund and Oppenheimer or its affiliates. Oppenheimer generally votes with the recommendation of management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances dictate otherwise. Oppenheimer generally opposes anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual circumstances. Oppenheimer supports shareholder proposals to reduce a super-majority vote requirement and Oppenheimer opposes management proposals to add a super-majority vote requirement. Oppenheimer opposes proposals to classify a board of directors. (Oppenheimer believes that a company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. Oppenheimer believes that classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.) Oppenheimer supports proposals to eliminate cumulative voting. (Oppenheimer believes that cumulative voting permits a shareholder to cumulate all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate, and Oppenheimer believes that cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.) Oppenheimer opposes repricing of stock options. Oppenheimer generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity, and it analyzes stock option plans, paying particular attention to their dilutive effect. While Oppenheimer generally supports management proposals, it opposes compensation plans it considers to be excessive. To avoid conflicts of interests between Oppenheimer and the Global Fund, Oppenheimer has retained an unaffiliated third party proxy voting service as its agent to vote proxies in accordance with the guidelines discussed above. The guidelines also contain provisions to address conflicts of interests that nevertheless could remain. If a conflict remained, Oppenheimer would seek guidance from the board of the Global Fund.

With respect to the Small Cap Growth Fund, RS Investments also has retained IRRC to vote proxies for the account of the Fund. IRRC prepares analyses of most matters submitted to a shareholder vote. IRRC receives a daily electronic feed of the holdings of the Fund and monitors the holdings to ensure that all proxies are received and voted, and handles the administrative aspects of voting proxies. In addition, RS Investments' compliance department on a regular basis monitors matters presented for shareholder votes and tracks the voting of the proxies. RS Investments has adopted proxy voting guidelines that set forth how it plans to vote on specific matters presented for shareholder vote. The guiding principle by which RS Investments votes is to act in a manner consistent with the best interest of the Fund, without subrogating the Fund's interests to those of RS Investments. The voting guidelines are designed to ensure that material conflicts of interest on the part of RS Investments or its affiliates do not affect voting decisions on behalf of the Fund. In most cases, the voting guidelines state specifically whether proxies will be voted by RS Investments for or against a particular type of proposal. The indicated vote in the voting guidelines is the governing position on any matter specifically addressed by the voting guidelines. Because the voting guidelines have been pre-established, voting of proxies in accordance with the voting guidelines is intended to limit the possibility that any conflict of interest might motivate RS Investments' voting decision with respect to a proposal. However, RS Investments is permitted to override the voting guidelines (an "Override") with respect to a particular shareholder vote when it believes

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the Override to be in the Fund's best interest. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the voting guidelines (any such vote being a "Special Vote"). In connection with any Override or Special Vote, a determination is made by RS Investments' chief compliance officer whether there is any material conflict of interest between RS Investments, on the one hand, and the relevant advisory clients, on the other, arising out of the provision of certain services or products by RS Investments to the company on whose behalf proxies are being solicited, personal shareholdings of RS Investments personnel in the company, or any other relevant material conflict of interest. Any such determination must be reviewed by the chief operating officer of RS Investments. Certain aspects of the administration of the voting policies are governed by a Proxy Policy Committee comprised of senior management personnel and compliance personnel at RS Investments. The Proxy Policy Committee oversees the proxy voting process generally and may be consulted in specific cases concerning the voting of Proxies.

With respect to the Enhanced Index Fund, NTI has adopted proxy voting policies and procedures (the "NTI Proxy Voting Policy") to govern the voting of proxies on behalf of Enhanced Index Fund. The NTI Proxy Voting Policy is designed to ensure that shares are voted in the best interests of the Fund and its shareholders. Absent special circumstances, NTI exercises proxy voting discretion on particular types of proposals in accordance with specific guidelines (the "NTI Proxy Guidelines") set forth in the NTI Proxy Voting Policy. The NTI Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management's ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or bylaw amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

NTI has delegated responsibility for the content, interpretation and application of the NTI Proxy Guidelines to the "NTI Proxy Committee" comprised of senior investment and compliance officers from NTI and its affiliates. NTI has delegated to an independent third party voting service (the "Service Form") the responsibility to review proxy proposals and to make voting recommendations to the NTI Proxy Committee in a manner consistent with the NTI Proxy Guidelines. The NTI Proxy Committee may apply these NTI Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the NTI Proxy Voting Policy, the NTI Proxy Committee may vote proxies contrary to the recommendations of the Service Form if it determines that such action is in the best interests of the Fund. In exercising its discretion, the NTI Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the NTI Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the NTI Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The NTI Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote. The NTI Proxy Committee documents the rationale for any proxy voted contrary to the recommendation of ISS.

NTI may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, NTI or its affiliates may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, NTI or its affiliates may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. NTI may also be required to vote proxies for securities issued by Northern Trust or its affiliates or on matters in which NTI has a direct financial interest. NTI seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the NTI Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The NTI Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The NTI Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an

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independent fiduciary appointed for that purpose; voting pursuant to client direction; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which NTI does not have voting discretion. The method selected by the NTI Proxy Committee may vary depending upon the facts and circumstances of each situation.

NTI may choose not to vote proxies in certain situations or for certain clients. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

The Funds will be required to file new SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Form will be available without charge: (1) from the Funds, upon request by calling 1-800-888-2461; and (2) on the SEC's website at www.sec.gov.

DISTRIBUTOR

Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of Security Benefit Corporation, serves as the principal underwriter for shares of the Security Equity, Large Cap Value and Mid Cap Growth Funds pursuant to Distribution Agreements with the Funds. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Funds on a continuous basis. The Distributor also acts as principal underwriter for Security Income Fund, and SBL Fund.

The Distributor receives a maximum commission on sales of Class A shares of 5.75% and allows a maximum discount of 5% from the offering price to authorized dealers on the Fund shares sold. The discount is the same for all dealers, but the Distributor at its discretion may increase the discount for specific periods. Sales-persons employed by dealers may also be licensed to sell insurance with SBL.

For the fiscal years ended September 30, 2003, 2004 and 2005, the Distributor
(i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting commissions on Class A shares, and (iii) received contingent deferred sales charges on redemptions of Class B and Class C shares in the amounts set forth in the tables below.

-----------------------------------------------------------------------------
                       GROSS UNDERWRITING COMMISSIONS
-----------------------------------------------------------------------------
                                       2003           2004           2005
-----------------------------------------------------------------------------
Large Cap Value Fund                 $  27,008     $   28,912     $   22,663
-----------------------------------------------------------------------------
Alpha Opportunity Fund                   1,289 1        7,998         45,043
-----------------------------------------------------------------------------
Equity Fund                            317,712        300,791        197,137
-----------------------------------------------------------------------------
Global Fund                             34,085         70,684        124,692
-----------------------------------------------------------------------------
Social Awareness Fund                   16,738         21,846         19,172
-----------------------------------------------------------------------------
Mid Cap Value Fund                     130,183        286,463        585,174
-----------------------------------------------------------------------------
Small Cap Growth Fund                   20,831         41,925         32,313
-----------------------------------------------------------------------------
Enhanced Index Fund                     23,421         22,055          9,186
-----------------------------------------------------------------------------
Select 25 Fund                          27,221         25,189         16,688
-----------------------------------------------------------------------------
Large Cap Growth Fund                    8,078         13,514         14,411
-----------------------------------------------------------------------------
Mid Cap Growth Fund                     82,044        156,634        124,544
-----------------------------------------------------------------------------
1  For the period July 7, 2003 (date of inception) to September 30, 2003.


-----------------------------------------------------------------------------
NET UNDERWRITING COMMISSIONS
-----------------------------------------------------------------------------
                                       2003           2004           2005
-----------------------------------------------------------------------------
Large Cap Value Fund                 $   3,049     $   10,942     $    8,100
-----------------------------------------------------------------------------
Alpha Opportunity Fund                     412 1        5,979         28,839
-----------------------------------------------------------------------------
Equity Fund                             (6,968)       (15,557)        38,893
-----------------------------------------------------------------------------
Global Fund                             10,823        (68,434)        95,682
-----------------------------------------------------------------------------
Social Awareness Fund                    2,823          7,142          6,511
-----------------------------------------------------------------------------
Mid Cap Value Fund                      21,653         28,320        326,109
-----------------------------------------------------------------------------
Small Cap Growth Fund                    3,665         15,019         14,808
-----------------------------------------------------------------------------
Enhanced Index Fund                      2,604          2,962          1,131
-----------------------------------------------------------------------------
Select 25 Fund                           3,519          4,955          3,525
-----------------------------------------------------------------------------
Large Cap Growth Fund                    2,043        (32,086)         5,818
-----------------------------------------------------------------------------
Mid Cap Growth Fund                      9,377        (43,298)        61,326
-----------------------------------------------------------------------------
1  For the period July 7, 2003 (date of inception) to September 30, 2003.


-----------------------------------------------------------------------------
                        COMPENSATION ON REDEMPTIONS
-----------------------------------------------------------------------------
                                       2003           2004           2005
-----------------------------------------------------------------------------
Large Cap Value Fund                 $   9,519     $   14,882     $   11,870
-----------------------------------------------------------------------------
Alpha Opportunity Fund                       0 1           94          2,374
-----------------------------------------------------------------------------
Equity Fund                             83,719        106,676         65,762
-----------------------------------------------------------------------------
Global Fund                             19,937         34,626         37,888
-----------------------------------------------------------------------------
Social Awareness Fund                   16,891          8,380          7,064
-----------------------------------------------------------------------------
Mid Cap Value Fund                      87,924         98,361        134,270
-----------------------------------------------------------------------------
Small Cap Growth Fund                    9,067         10,165         18,051
-----------------------------------------------------------------------------
Enhanced Index Fund                      8,011          7,342         12,712
-----------------------------------------------------------------------------
Select 25 Fund                          17,352         18,418         11,175
-----------------------------------------------------------------------------
Large Cap Growth Fund                    4,636          6,974          6,841
-----------------------------------------------------------------------------
Mid Cap Growth Fund                     40,108         68,644         63,097
-----------------------------------------------------------------------------
1  For the period July 7, 2003 (date of inception) to September 30, 2003.


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The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities, provided that any such transactions and any commissions shall comply with requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker, and thus received no brokerage commissions.

Each Fund's Distribution Agreement is renewable annually either by its Board of Directors or by the vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the respective Funds. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or relevant Sub-Adviser, including the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, its responsiveness (which may include such things as the broker's willingness to commit capital and whether the broker's representatives are accommodating), and its reliability and financial condition. Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or relevant Sub-Adviser. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations;
(2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations.

In some cases, the computer and other equipment furnished by the broker may have additional uses that are not related to the investment services and research information. In such cases, the Investment Manager or Sub-Adviser must allocate the value of the computer and other equipment into research and non-research categories. Since that portion allocable to research can be paid from Fund brokerage commissions rather than being paid by the Investment Manager or Sub-Adviser, the Investment Manager or Sub-Adviser will have a conflict of interest in making the allocation. Finally, the investment services or research information provided to the Investment Manager or Sub-Adviser may be produced by parties other than the broker effecting the portfolio transaction.

If a transaction is directed to a broker supplying investment services or research information, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction provided that the Investment Manager or relevant Sub-Adviser shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or relevant Sub-Adviser with respect to all accounts as to which it exercises investment discretion. The Investment Manager or relevant Sub-Adviser may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds. Portfolio transactions, may also be placed with the Distributor or with a Sub-Adviser's affiliated broker (including transactions in which the security is being underwritten by an affiliated broker) to the extent and in the manner permitted by applicable law.

The Funds may also buy securities from, or sell securities to, dealers acting as principals or market makers. Except as noted below, the Investment Manager generally will not purchase investment information or research services in connection with such principal transactions. The Investment Manager and relevant Sub-Adviser, however, may purchase investment information or research services in connection with riskless principal transactions that are reported pursuant to certain NASD rules that ensure transparency as to security price and transaction charges, or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition, the Investment Manager and relevant Sub-Adviser may purchase investment information or research services in connection with investments in underwritten fixed price offerings consistent with the so-called "Papilsky" rules of the NASD.

Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager and/or relevant Sub-Adviser, including other investment

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companies. In addition, SBL, may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager and/or relevant Sub-Adviser may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. With respect to the allocation of initial public offerings ("IPO's"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

The following table sets forth the brokerage fees paid by the Funds during the last three fiscal years and certain other information:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          FUND TRANSACTIONS DIRECTED TO AND
                                                                                          COMMISSIONS PAID TO BROKER-DEALERS
                                           FUND TOTAL            FUND BROKERAGE               WHO ALSO PERFORMED SERVICES
                                            BROKERAGE         COMMISSIONS PAID TO         ----------------------------------
                                           COMMISSIONS    SECURITY DISTRIBUTORS, INC.,                         BROKERAGE
         FUND                   YEAR          PAID              THE UNDERWRITER            TRANSACTIONS       COMMISSIONS
-----------------------------------------------------------------------------------------------------------------------------
Security Large Cap              2005         105,343                 $0                    $  4,006,356       $   5,455
Value Fund                      2004         169,064                  0                      11,996,706          17,702
                                2003         160,061                  0                               0               0
-----------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -          2005         496,765                  0                      82,421,793         105,065
Alpha Opportunity Fund          2004         208,024                  0                      28,107,347          42,439
                                2003          37,094 1                0                               0               0
-----------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -          2005        1407,123                  0                     103,952,176         162,937
Equity Fund                     2004         484,396                  0                      96,279,367         142,735
                                2003         788,634                  0                     200,195,183         308,120
-----------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -          2005         115,486                  0                             N/A 2           N/A 2
Global Fund                     2004         135,109                  0                       2,306,288           2,936
                                2003         155,122                  0                      17,492,348          44,752
-----------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -          2005          24,755                  0                       5,280,604           7,031
Social Awareness Fund           2004          14,869                  0                       4,046,692           6,368
                                2003          17,148                  0                       4,446,586           6,781
-----------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -          2005         985,953                  0                      48,060,867         122,029
Mid Cap Value Fund              2004         787,819                  0                      61,747,913         167,993
                                2003         484,070                  0                      22,914,432          69,762
-----------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -          2005         202,958                  0                      10,732,828          23,325
Small Cap Growth Fund           2004         248,741                  0                       3,947,394          11,544
                                2003         251,827                  0                               0               0
-----------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -          2005          15,169                  0                               0               0
Enhanced Index Fund             2004          19,378                  0                               0               0
                                2003          19,732                  0                               0               0
-----------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -          2005          18,635                  0                       2,642,829           3,280
Select 25 Fund                  2004          55,769                  0                       4,770,292          10,500
                                2003          35,860                  0                       7,536,781          12,315
-----------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -          2005          33,079                  0                       9,358,998          15,269
Large Cap Growth Fund           2004          38,222                  0                      15,762,090          18,385
                                2003          41,420                  0                      18,126,357          28,026
-----------------------------------------------------------------------------------------------------------------------------
Security Mid Cap                2005         437,546                  0                      23,559,585          83,120
Growth Fund                     2004         531,527                  0                      41,276,836         131,093
                                2003         476,077                  0                      25,336,357          84,058
-----------------------------------------------------------------------------------------------------------------------------

1  For the period July 7, 2003 (date of inception) to September 30, 2003.

2 OppenheimerFunds, Inc. (OFI) can not provide a principal amount on soft dollar trades due to their trade allocation policies. Third-party research credits are allocated on a quarterly basis from the pool of total eligible commissions generated. OFI believes that separating the research designation from the execution of a particular trade provides for better trading administration and reduces the appearance and potential for a conflict of interest at the point of execution.

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HOW NET ASSET VALUE IS DETERMINED

The per share NAV of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. The public offering price for each Fund is its NAV per share plus, in the case of Class A shares, the applicable sales charge. The NAV and offering price are computed once daily as of the close of regular trading hours on the NYSE (normally 3:00 p.m. Central time) on each day the Exchange is open for trading, which is Monday through Friday, except for the following dates when the exchange is closed in observance of federal holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The offering price determined at the close of business on the NYSE on each day on which the Exchange is open will be applicable to all orders for the purchase of Fund shares received and accepted by the dealer prior to such close of business and transmitted to the Funds prior to the close of their business day (normally 5:00 p.m. Central time unless the NYSE closes early). Orders received and accepted by the dealer after the close of business of the NYSE or on a day when the NYSE is closed will be filled on the basis of the offering price determined as of the close of business of the NYSE on the next day on which the NYSE is open. It is the responsibility of the dealer to promptly transmit orders to the Funds and to conform to the policies set forth above.

In determining NAV, securities listed or traded on a national securities exchange are valued on the basis of the last sale price. Fund securities listed on the NASDAQ Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq official Closing Price, which may not necessarily represent the last sale price. If there are no sales on a particular day, then the securities shall be valued at the last bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Investment Manager, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect their fair market value.

In addition, if between the time trading ends on a particular security and the close of trading on the NYSE, events occur that materially affect the value of the security, the Funds may value the security at its fair value as determined in good faith by the Investment Manager under procedures approved by the Board of Directors. In such a case, the Fund's NAV will be subject to the judgment of the Investment Manager rather than being determined by the market.

Because the expenses of distribution are borne by Class A shares through a front-end sales charge and by Class B and Class C shares through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different NAVs. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the distribution fee charged to Class B and Class C shares. It is expected, however, that the NAV per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A, B and C shares by approximately the amount of the different distribution expenses attributable to Class A, B and C shares.

HOW TO REDEEM SHARES

Shareholders may turn in their shares directly to the Investment Manager for redemption at NAV (which may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the NAV next determined after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge and in the case of Global Fund Class A shares, any applicable redemption charge.

Shares will be redeemed on request of the shareholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $25,000 or less, requested by and payable to all shareholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, shareholders having questions should contact the Investment Manager.

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The Articles of Incorporation of Security Equity Fund provide that the Board of Directors, without the vote or consent of the shareholders, may adopt a plan to redeem at NAV all shares in any shareholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 25 shares or such fewer number of shares as may be specified by the Board of Directors. Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a shareholder before involuntary redemption, and that the shareholder will have at least six months from the date of the notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Articles of Incorporation, or such fewer shares as are specified in the plan.

When investing in the Funds, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of shareholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

Payment in cash of the amount due on redemption, less any applicable deferred sales charge and/or redemption charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the NYSE is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the SEC. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the shareholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

In addition to the foregoing redemption procedure, the Funds repurchase shares from brokers at the price determined as of the close of business on the day such offer is confirmed. The Distributor has been authorized, as agent, to make such repurchases for the Funds' account. Dealers may charge a commission on the repurchase of shares.

The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans.")

At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares.

The Funds intend to pay redemption proceeds in cash. However, under unusual conditions that make payment in cash unwise (and for the protection of the remaining shareholders of the Funds), the Funds reserve the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price ("redemption in kind"). In the event a shareholder were to receive a redemption in kind of portfolio securities of the Funds, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

TELEPHONE REDEMPTIONS -- A shareholder may redeem uncertificated shares in amounts up to $25,000 by telephone request, provided the shareholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a shareholder may redeem shares by calling the Funds at (800) 888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the NYSE (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A shareholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number

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of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a shareholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

During periods of severe market or economic conditions, telephone redemptions may be difficult to implement and shareholders should make redemptions by mail as described under "How to Redeem Shares."

REDEMPTION/EXCHANGE CHARGE - GLOBAL FUND -- The activities of investors who engage in frequent, short-term trading of the Fund's shares may be detrimental to shareholders. As the Global Fund is particularly vulnerable to the activities of such investors, a redemption charge of 2% will be charged with respect to any Class A shares of the Global Fund redeemed or exchanged 30 days or less after the date they were acquired. This charge does not apply to (1) shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) shares purchased through the reinvestment of dividends or capital gains distributions, (3) redemptions in an amount less than $10,000, or (4) redemptions and/or exchanges made through pre-approved asset allocation programs.

For convenience, the redemption charge is referred to as a charge, but the overall arrangement in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption charge are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the Global Fund intends to follow, that a fund does not recognize income. It is possible that the Internal Revenue Service or other taxing authorities might successfully contest the Global Fund's tax treatment of this arrangement on this basis or for other reasons.

HOW TO EXCHANGE SHARES

Shareholders of the Funds may exchange their shares for shares of another of the Funds or for shares of certain other mutual funds, including Security Diversified Income and High Yield Funds. Shareholders who hold their shares in a tax-qualified retirement plan may also exchange shares of the Funds for shares of Security Capital Preservation Fund. Shareholders may also exchange their shares of the Funds for shares of Security Cash Fund, provided that exchanges to Security Cash Fund are not available to shareholders who have purchased through the following custodial accounts of the Investment Manager: 403(b)(7) accounts, SEP accounts and SIMPLE plans. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale.

Class A, Class B and Class C shares of the Funds may be exchanged for Class A, Class B and Class C shares, respectively, of another of the available funds or for shares of Security Cash Fund, a money market fund that offers a single class of shares. No exchanges of Class C shares are allowed with a Fund that does not offer such Class of shares, except that a shareholder may exchange Class C shares for shares of Security Cash Fund. Any contingent deferred sales charge applicable to such Class A, Class B or Class C shares will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time such shares were held in Security Cash Fund. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange; however, any applicable redemption charge will be imposed on an exchange of Global Fund Class A shares held for 30 days or less. They are not tax-free exchanges.

Exchanges are made promptly upon receipt of a properly completed Exchange Authorization form and (if issued) share certificates in good order for transfer. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature, such as a stock power and guaranteed signature, will be required. (See "How to Redeem Shares.")

The exchange privilege is not intended as a vehicle for short-term or excessive trading. At the discretion of the management of the Funds upon notice to shareholders, this privilege may be changed or discontinued at any time.

Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.

EXCHANGE BY TELEPHONE -- To exchange shares by telephone, a shareholder must have completed either

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the Telephone Exchange section of the application or a Electronic Exchange Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at
(800) 888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received after the close of the NYSE (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.

The telephone exchange privilege is only permitted between accounts with identical registrations. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided the Investment Manager complied with its procedures. Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss in the event of a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

It is each Fund's policy to pay dividends from net investment income as from time to time declared by the Board of Directors, and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B and Class C shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B and Class C shares, generally, will be higher and as a result, income distributions paid by the Funds with respect to Class B and Class C shares generally will be lower than those paid with respect to Class A shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Funds at NAV as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder's bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.

TAX CONSIDERATIONS -- The following summarizes certain federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not

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more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year.

The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder's dividends received deduction to the extent the relevant Fund designates the amount distributed as a qualified dividend. The aggregate amount designated as a qualified dividend by a Fund cannot exceed the aggregate amount of dividends received by such Fund from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days to be eligible to claim the dividends received deduction. All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the shareholder or reinvested in shares of the Funds, are taxable as ordinary income.

The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds or reinvested in Fund shares will generally be taxable to shareholders as long-term gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year's dividends and distributions will be mailed annually. A purchase of shares shortly before payment of a dividend or distribution is disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of

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qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Fund was unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year at the time of sale or redemption. Net capital gains on shares held for less than one year will be taxable to shareholders as ordinary income. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

Each Series of Security Equity Fund will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each Fund will reflect only the income and gains, net of losses of that Fund.

BACKUP WITHHOLDING -- The Funds are required by law to withhold 28% of taxable dividends and distributions to shareholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Code.

PASSIVE FOREIGN INVESTMENT COMPANIES -- Some of the Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this

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election were made, tax at the Fund level under the PFIC rules would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit the Fund's elections with respect to PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS -- Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

MARKET DISCOUNT -- If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary

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interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT -- Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES -- These rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

FOREIGN TAXATION -- Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund's assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

FOREIGN CURRENCY TRANSACTIONS -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

REDEMPTION CHARGE -- For convenience, the redemption charge is referred to as a charge, but the overall arrangement in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption charge are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the Global Fund intends to follow, that a fund does not recognize income. It is possible that the Internal Revenue Service or other taxing authorities might successfully contest the Global Fund's tax treatment of this arrangement on this basis or for other reasons.

NEW TAX LEGISLATION -- Pursuant to recently passed tax legislation, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, a regulated investment company (a "RIC") such as the Fund that earns certain interest income that would not be subject to U.S. tax if earned by a foreign person directly will be permitted, to the extent of such income, to designate a dividend it pays as derived from such interest income. A foreign person who is a shareholder in the RIC generally will treat such a dividend as exempt from gross-basis U.S. tax, as if the foreign person had earned the interest directly.

Similarly, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, a RIC that earns an excess of net short-term capital gains over net long-term capital losses, which excess would not be subject to U.S. tax if earned by a foreign person, generally may, to the extent of such excess, designate a dividend it pays as derived from such excess. A foreign person who

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is a shareholder in the RIC generally will treat such a dividend as exempt from gross-basis U.S. tax, as if the foreign person had realized the excess directly.

The new law also provides that the estate of a foreign decedent is exempt from U.S. estate tax on a transfer of stock in the RIC in the proportion that the assets held by the RIC are debt obligations, deposits, or other property that will generally be treated as situated outside the United States if held directly by the estate.

The new law generally applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. With respect to the treatment of a RIC for estate tax purposes, the new law applies to estates of decedents dying after December 31, 2004 and before January 1, 2008. Each Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, dividends that would not be subject to withholding.

OTHER TAXES -- The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

The Articles of Incorporation of each Fund provide for the issuance of an indefinite number of shares of common stock in one or more classes or series. Security Equity Fund has authorized capital stock of $0.25 par value and currently issues its shares in eleven series, Equity Fund, Alpha Opportunity Fund, Global Fund, Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund, Enhanced Index Fund, Select 25 Fund and Large Cap Growth Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that Fund's net assets and in the earnings and profits or losses derived from the investment of such assets. Large Cap Value and Mid Cap Growth Funds have not issued shares in any additional series at the present time. Large Cap Value and Mid Cap Growth Funds each have authorized capital stock of $1.00 par value and $0.50 par value, respectively.

Each of the Funds currently issues three classes of shares which participate proportionately based on their relative NAVs in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and non-assessable by the Funds. Shares may be exchanged as described under "How to Exchange Shares," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

On certain matters, such as the election of directors, all shares of the series of Security Equity Fund, Equity Fund, Alpha Opportunity Fund, Global Fund, Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund, Enhanced Index Fund, Select 25 Fund and Large Cap Growth Fund, vote together, with each share having one vote. On other matters affecting a particular Fund, such as the investment advisory contract or the fundamental policies, only shares of that Fund are entitled to vote, and a majority vote of the shares of that Fund is required for approval of the proposal.

The Funds do not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove directors from office by vote cast in person or by proxy at a meeting of shareholders. Such a meeting will be called at the written request of 10% of the outstanding shares of Security Large Cap Value Fund, Security Equity Fund or Security Mid Cap Growth Fund.

CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

State Street Bank and Trust Company, 225 Franklin, Boston, Massachusetts 02110, currently acts as custodian for the portfolio securities of Alpha Opportunity Fund, Large Cap Growth and Global Funds, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106, acts as the custodian for the portfolio securities of Large Cap Value Fund, Equity Fund, Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund, Enhanced Index Fund, Select 25 Fund and Mid Cap Growth Fund.

Security Management Company, LLC acts as the transfer and dividend-paying agent for each of the Funds.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143, has been selected by each Fund's Board of Directors to serve as the Funds' independent registered public accounting firm, and as such, will perform the annual audit of the Funds' financial statements.

PERFORMANCE INFORMATION

The Funds may, from time to time, include performance information in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements or sales literature may be expressed as average annual total return or aggregate total return.

The following performance information reflects deduction of the maximum sales load. Fee waivers for the Social Awareness, Mid Cap Value and Small Cap Growth Funds reduced Fund expenses and in the absence of such waiver, the average annual total return and aggregate total return would be reduced.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                P(1 + T) n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum initial sales load of 5.75% in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B and Class C shares and a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Quotations of aggregate total return will be calculated for any specified period pursuant to the following formula:

                                   ERV - P
                                 ------------ = T
                                      P

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures assume that all dividends and distributions are reinvested when paid. The Funds may, from time to time, include quotations of aggregate total return that do not reflect deduction of the sales load. The sales load, if reflected, would reduce the total return.

Quotations of average annual total return and aggregate total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Such quotations for the Funds will vary based on changes in market conditions and the level of the Funds' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

The Funds may also quote after-tax total returns and tax efficiency. After-tax returns show the Funds' annualized after-tax total returns for the time period specified. After-tax returns with redemptions show the Funds' annualized after-tax total return for the time period specified plus the tax effects of selling your shares of the Funds at the end of the period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the actual historical federal maximum tax rate. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are ignored.

Tax Efficiency is derived by dividing after-tax returns by pretax returns. The highest possible score would be 100%, which would apply to a Fund that had no taxable distributions. Because many interrelated factors affect tax efficiency, it is difficult to predict tax efficiency.

Actual after-tax returns depend on a shareholder's tax situation and may differ from those advertised by the Funds. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Quotations of average annual total return (after taxes on distributions) will be calculated pursuant to the following formula:

                                 P(1+T) n =ATR D

Where P= hypothetical initial payment of $1,000, T= average annual total return (after taxes on distributions), n= number of years, ATR D = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Quotations of average annual total return (after taxes on distributions and redemptions) will be calculated pursuant to the following formula:

                                P(1+T) n =ATR DR

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Where P= hypothetical initial payment of $1,000, T= average annual total return (after taxes on distributions and redemptions, n= number of years, ATR DR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

Quotations of yield, tax-equivalent yield, average annual total return and aggregate total return will reflect only the performance of a hypothetical investment during the particular time period shown. Such quotations will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

FINANCIAL STATEMENTS

The financial statements of the Funds, which are contained in the Funds' September 30, 2005 Annual Report, are incorporated herein by reference. Copies of the Annual Report are provided to every person requesting a Statement of Additional Information.

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                                   APPENDIX A
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DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. --

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION --

AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C. The rating C is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

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